                                                                   Exhibit 10.45


                                               MATERIAL IN THIS DOCUMENT HAS
                                               BEEN OMITTED PURSUANT TO A
                                               CONFIDENTIALITY REQUEST. OMITTED
                                               MATERIALS HAVE BEEN FILED
                                               SEPARATELY WITH THE COMMISSION.



[XL RE LOGO]

ANNUITY AND LIFE REASSURANCE LTD.
CUMBERLAND HOUSE
1 VICTORIA STREET
HAMILTON HM 11
BERMUDA

RETROCESSION AGREEMENT
OLD MUTUAL IMMEDIATE ANNUITIES

LR00001A00

27 MARCH 2001

RECITALS

INTRODUCTION

This Agreement is between ANNUITY AND LIFE REASSURANCE LTD., a company incorporated in Bermuda and whose registered office is at Cumberland House, 1 Victoria Street, Hamilton HM 11, Bermuda (hereinafter, "the Retrocessionaire")

And XL RE LTD, a company incorporated in Bermuda and whose registered office is at Wessex House, 45 Reid Street, PO Box HM 1066, Hamilton HM EX, Bermuda (hereinafter, "XL Re")

The Agreement Number is LR0000lA00

MASTER AGREEMENT

1        INTRODUCTION

1.1      This Agreement is made between the Parties identified in the Recitals.

1.2 This Agreement consists of the Recitals, the Master Agreement and the Schedules.

1.3 XL Re agrees to retrocede, and the Retrocessionaire agrees to accept, the Business Covered by this Agreement on the terms and conditions of this Agreement.

2        DEFINITIONS

2.1 The following definitions are used in this Agreement and are defined below:

-------------------------------------------------------------------------------------------------------------------
Account                             The accounts to be submitted to the Retrocessionaire by XL Re in accordance with clause 7.
-------------------------------------------------------------------------------------------------------------------
Administration Expense              An amount equal to 0.625 basis points (quarterly equivalent of 2.5 basis points
Allowance                           per annum) of the value of the Assets at the previous Pre-Payment Date.
-------------------------------------------------------------------------------------------------------------------
Agreements                          The terms and conditions set out in this document and the Recitals and the
                                    Schedules attached to this agreement.
-------------------------------------------------------------------------------------------------------------------
Appointed Actuary                   An actuary appointed by either the Retrocessionaire or XL Re in accordance with the relevant legislation governing the appointment of an actuary in
                                    Bermuda.
-------------------------------------------------------------------------------------------------------------------
Assets                              The Assets as described in clause 4.
-------------------------------------------------------------------------------------------------------------------
Base Rate                           The base rate publicly quoted as such by Barclays Bank plc, London, UK.
-------------------------------------------------------------------------------------------------------------------
Benefit Payments                    The payments made by XL Re under the terms of the Reinsurance Agreement.
-------------------------------------------------------------------------------------------------------------------
Business Covered                    The Retrocessionaire's Share of the closed portfolio of immediate annuity policies as described in the Reinsurance Agreement.
-------------------------------------------------------------------------------------------------------------------
Business Day                        Any day of the week excluding Saturdays and Sundays and any other day officially recognised as a bank holiday in the United Kingdom or Bermuda.
-------------------------------------------------------------------------------------------------------------------
Completion Date                     31 May 2000
-------------------------------------------------------------------------------------------------------------------
Custody Expense                     An amount equal to 0.75 basis points (quarterly equivalent of 3 basis points
Allowance                           per annum) of the value of the Assets at the previous Pre-Payment Date.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Distributable Surplus               A Distributable Surplus as defined in clause 5.
-------------------------------------------------------------------------------------------------------------------
Distributable Surplus               5 days after receiving notice from XL Re's Appointed Actuary of a Distributable
Payment                             Surplus.
-------------------------------------------------------------------------------------------------------------------
Effective Date                      17 December 1999.
-------------------------------------------------------------------------------------------------------------------
Further Capital                     5 days after receiving notice from XL Re's Appointed Actuary of a Further
Payment Date                        Capital Requirement.
-------------------------------------------------------------------------------------------------------------------
Further Capital                     A Further Capital Requirement as defined in clause 5.
Requirement
-------------------------------------------------------------------------------------------------------------------
GBP                                 The lawful currency for the time being of the United Kingdom.
-------------------------------------------------------------------------------------------------------------------
Initial Capital                     L 9,000,000.
Requirement
-------------------------------------------------------------------------------------------------------------------
Investment Expense                  The actual investment expenses paid by XL Re to its investment managers in
Charges                             respect of the Assets but not exceeding 25 basis points per annum.
-------------------------------------------------------------------------------------------------------------------
Investment Income                   Investment Income determined in accordance with US GAAP.
-------------------------------------------------------------------------------------------------------------------
Late Payment Interest               The yearly rate of 2% above the Base Rate or any comparable rate in use should
Rate                                the Base Rate cease to be published.
-------------------------------------------------------------------------------------------------------------------
Liability Outgo                     The Liability Outgo as defined in the Reinsurance Agreement.
-------------------------------------------------------------------------------------------------------------------
Maximum Surplus                     1% of the Assets at the relevant Pre-Payment Date.
-------------------------------------------------------------------------------------------------------------------
Minimum Retention                   25%
-------------------------------------------------------------------------------------------------------------------
Parties                             The signatories to this Agreement as specified in the Recitals and 'Party'
                                    shall mean any one of them as the context may indicate.
-------------------------------------------------------------------------------------------------------------------
Pre-Payment Date                    The Pre-Payment Date as defined in the Reinsurance Agreement.
-------------------------------------------------------------------------------------------------------------------
Reinsurance Agreement               The Reinsurance Agreement, appended to this Agreement in Schedule 1, between
                                    Old Mutual Life Assurance Company Limited and XL Re.
-------------------------------------------------------------------------------------------------------------------
Retrocessionaire                    Annuity and Life Reassurance Ltd.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Retrocessionaire's                  L l,381,102
Initial Capital
Requirement
-------------------------------------------------------------------------------------------------------------------
Retrocessionaire's                  15%
Share
-------------------------------------------------------------------------------------------------------------------
Schedules                           The Schedules attached to this Agreement.
-------------------------------------------------------------------------------------------------------------------
Security Agreement                  The Security Agreement, appended to this Agreement in Schedule 2, which was executed between Old Mutual Life Assurance Company Limited and XL Re in
                                    accordance with the Reinsurance Agreement.
-------------------------------------------------------------------------------------------------------------------
Surplus                             A Surplus as defined in clause 5.
-------------------------------------------------------------------------------------------------------------------
XL Re                               XL Re Ltd.
-------------------------------------------------------------------------------------------------------------------

2.2 Headings in this Agreement are inserted for convenience only and shall not be taken into account in its interpretation.

2.3 Where applicable, the provisions of clause 2.1 shall impose substantive obligations on the Parties as provided in the provision concerned.

2.4      Any reference to:

         i)       the singular includes plural and vice versa;

         ii)      a natural person includes legal persons and vice versa;

         iii)     a gender includes other genders; and

         iv) a clause, paragraph or schedule, unless the context otherwise requires, is a reference to a clause or paragraph of, or Schedule to, this Agreement.

2.5 Words and expressions defined in any sub-clause shall, for the purposes of the clause of which that sub-clause forms part, bear the meaning assigned to such words and expressions in that sub-clause.

2.6 A document in the "agreed form" is a reference to a document in a form approved and for the purposes of identification initialled by or on behalf of each Party.

3       RETROCESSION

3.1 XL Re agrees to retrocede and the Retrocessionaire agrees to accept the Business Covered with effect from the Effective Date according to the terms of this Agreement.

3.2 The Retrocessionaire hereby agrees to be liable according to the terms of this Agreement and will follow the fortunes and settlements of XL Re in respect of the Business Covered, except that:

3.2.1 The Retrocessionaire does not indemnify and shall not be liable for any extracontractual damages or liability of any kind whatsoever of XL Re's resulting from, but not limited to: negligent, reckless or intentional wrongs; fraud; oppression; bad faith; or strict liability.

3.2.2 XL Re will advise the Retrocessionaire of its intention to contest, compromise, or litigate benefit payments involving annuities reinsured hereunder. The Retrocessionaire may pay its Retrocessionaire's Share of the Unusual Expenses of such contests, in addition to its share of benefit payments, or it may choose not to participate. Unusual Expenses exclude routine investigative and administrative expenses, including salaries of home office personnel and interpleader expenses. If the Retrocessionaire chooses not to participate, it will discharge its liability by payment to XL Re of the full amount of its liability, prior to any contests, on the annuity reinsured hereunder. Any decision by the Retrocessionaire not to participate must be communicated to XL Re within 60 days after receipt from XL Re of their advice to contest, compromise, or litigate benefit payments hereunder.

3.3 The Retrocessionaire's liability in respect of the Business Covered will commence on the Effective Date and liability will cease as contemplated in clause 10.1.

3.4 The reinsurance of the Business Covered, as contemplated in clause 3.1, is a retrocession of a closed book and is limited solely to the Business Covered as defined in this Agreement and shall not apply to any other business of XL Re.

3.5 After taking into account all retrocession agreements for the Business Covered, XL Re agrees to retain a proportion of the liability of no less than the Minimum Retention.

4       ASSETS

4.1 XL Re will maintain a segregated portfolio of Assets in accordance with the provisions of the Security Agreement throughout the duration of this Agreement.

4.2 All Assets and any Investment Income arising on those Assets will remain with XL Re throughout the duration of this Agreement. The Assets will be managed in accordance with the Statement of Investment Policy Guidelines and Objectives as shown in Schedule 3 to this Agreement, as amended from time to time.

4.3 The Retrocessionaire shall be credited with the Retrocessionaire's Share of the Investment Income arising from the Assets.

4.4 The Retrocessionaire shall be debited with the Retrocessionaire's Share of the Benefit Payments, Investment Expenses, Administration Expense Allowances, and Custody Expense Allowances at each Pre-Payment Date.

4.5 The Retrocessionaire shall pay to XL Re the Retrocessionaire's Share of any Further Capital Requirement as defined in Clause 5.3.

4.6 The Retrocessionaire shall be paid the Retrocessionaire's Share of any Distributable Surplus as defined in Clause 5.4.

5       ACTUARIAL VALUATIONS

5.1 At each and every Pre-Payment Date, XL Re's Appointed Actuary will conduct an Actuarial Valuation of the Business Covered in accordance with the provisions of the Security Agreement.

5.2 The value of the Liability Outgo shall be compared with the value of the Assets at the relevant Pre-Payment Date to determine the extent of any Surplus, if the value of the Assets exceeds the value of the Liability Outgo, or, a Further Capital Requirement, if the value of the Liability Outgo exceeds the value of the Assets.

5.3 Should there be a Further Capital Requirement at any Pre-Payment Date then the Retrocessionaire will be required to make a payment to XL Re at the Further Capital Payment Date to meet the Retrocessionaire's Share of the Further Capital Requirement.

5.4 Should there be a Surplus at any Pre-Payment Date then part or all of the Surplus may be declared as a Distributable Surplus and released From the Assets. The amount of the Distributable Surplus will be determined at the sole discretion of XL Re's Appointed Actuary save that, should the Surplus exceed the Maximum Surplus, then the Distributable Surplus will be no less than the amount by which the Surplus exceeds the Maximum Surplus. The Retrocessionaire will receive the Retrocessionaire's Share of the Distributable Surplus at the Distributable Surplus Date.

6       INITIAL CAPITAL REQUIREMENT

6.1 At the Effective Date of this Agreement, XL Re was required to increase the amount of Assets by the Initial Capital Requirement.

6.2 At the Completion Date of this Agreement the Retrocessionaire's Initial Capital Requirement is due from the Retrocessionaire and payable to XL Re.

7       ADMINISTRATION

7.1 XL Re shall on the completion of each Actuarial Valuation prepare and deliver an Account in such format as the Retrocessionaire may reasonably require. If the Retrocessionaire disagrees with the Account prepared, such dispute shall be resolved mutatis mutandis in accordance with the provisions of clause 11.

7.2 Responsibility for the costs associated with the administration of the Business Covered rests solely with XL Re. This includes, but is not restricted to, maintaining appropriate records, verifying that benefits are being paid in accordance with the Reinsurance Agreement and the provision of information to the Retrocessionaire in accordance with clause 7.1 and/or clause 8, as the case may be.

7.3 All payments made by XL Re are binding on the Retrocessionaire, provided any such payments are in respect of the Business Covered and are made strictly in accordance with the relevant terms of the Reinsurance Agreement and do not violate the terms of this Agreement.

7.4 All payments due to or from the Retrocessionaire will be settled in cash in GBP and transferred, by means of electronic funds transfer.

8       INFORMATION

8.1 XL Re shall, upon request from the Retrocessionaire from time to time, provide the Retrocessionaire with such information during normal business hours in respect of the Business Covered as the Retrocessionaire may reasonably request and in such format as the Retrocessionaire may reasonably require.

8.2 Except as may be impermissible at law, the Retrocessionaire may appoint representatives to inspect, during normal business hours, any relevant information under clause 7.1 or this clause 8 and such representatives may make copies (at the cost of the Retrocessionaire) of any such relevant documents and information, including without limitation any such information stored on any computer or in any other electronic form.

9       LATE PAYMENT INTEREST

         Any amounts due by either XL Re or the Retrocessionaire under this Agreement, which are outstanding after the due date for payment thereof, will bear interest at the Late Payment Interest Rate from the due date to the date of payment (both days inclusive), and which interest shall be capitalised monthly in arrears.

10      TERM AND TERMINATION

10.1 This Agreement takes effect from the Effective Date and, unless terminated pursuant to the remaining provisions of this clause 10, shall remain in force until the natural expiry of the Business Covered.

10.2 XL Re or the Retrocessionaire may terminate this Agreement with immediate effect by written notice to the other Party on or at any time after the performance of the whole or any material part of this Agreement being prohibited or rendered impossible in consequence of any law, regulation or decision of a regulatory authority; in which event the Parties shall use their reasonable endeavours to reach agreement on the continuance of this Agreement on whatever basis or the basis upon which the retrocession arrangement contemplated by this Agreement will be terminated. If the Parties are unable to reach agreement within 30 Business Days of the date upon which this Agreement becomes prohibited or rendered impossible, such dispute shall be determined, mutatis mutandis, in accordance with clause 11.

10.3 XL Re may terminate this Agreement with immediate effect by written notice to the Retrocessionaire on or at any time after the Retrocessionaire passes a resolution for its winding up, a court of competent jurisdiction making an order for the Retrocessionaire's winding up or dissolution, the making of an administration order in relation to the Retrocessionaire, the appointment of a receiver over, or an encumbrancer taking possession of or selling, all or substantially all of the assets of the Retrocessionaire, the Retrocessionaire making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally, upon which event the provisions of clause 10.4 shall apply hereto.

10.4 If this Agreement is terminated in accordance with the provisions of clause 10.3 the Retrocessionaire's liability under this Agreement in respect of the Business Covered shall be calculated pro rata up to and including the date of termination.

11      DISPUTE RESOLUTION

11.1 If the Retrocessionaire or its Appointed Actuary does not approve any calculation performed by XL Re or XL Re's Appointed Actuary under clause 5 (or any other dispute which is to be determined in accordance with this clause 11) then the remaining provisions of this clause 11 shall apply.

11.2 If the Retrocessionaire or its Appointed Actuary does not approve any one or more of the calculations performed by XL Re or its Appointed Actuary, the Retrocessionaire shall deliver a notice in writing to XL Re, specifying the calculation of which it does not approve and setting out in reasonable detail, the basis of the objection. Where a dispute is required to be determined elsewhere in this Agreement in accordance with this clause 11, either Party shall be entitled to deliver a notice to the other Party, setting out the details of the dispute in reasonable detail.

11.3 XL Re and the Retrocessionaire shall, within 10 Business Days of delivery of the notice referred to in clause 11.2 attempt, in good faith, to resolve the dispute.

11.4 If the respective Appointed Actuaries of XL Re and the Retrocessionaire are unable to reach agreement within the time period contemplated in clause 11.3, XL Re and the Retrocessionaire shall agree upon an independent actuary. If XL Re and the Retrocessionaire are unable to reach agreement on the identity of the independent actuary within a period of 10 Business Days of expiry of the period referred to in clause 113, such independent actuary shall be appointed by the President, for the time being, of the Institute of Actuaries in England and Wales.

11.5 XL Re and the Retrocessionaire shall make all reasonable endeavours to procure that the independent actuary performs the disputed calculation within 15 Business Days of his appointment. Any calculation undertaken by the independent actuary shall be in his capacity as an expert and not as an arbitrator or quasi-arbitrator and his decision shall be final and binding on XL Re and the Retrocessionaire.

11.6 All other disputes and differences between the Reinsurer and the Retrocessionaire on which an agreement cannot be reached will be decided by arbitration, regardless of the insolvency of either party, unless the conservator, receiver, liquidator, or statutory successor is specifically exempted from an arbitration proceeding by the Governing Law in accordance with clause 13. Either party may initiate arbitration by providing written notification to the other party. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration. The arbitrators will regard this Agreement from the standpoint of practical business and equitable principles rather than that of strict law. The arbitrators shall be solely responsible for determining what shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to decide such dispute. Both parties agree that the decision of the arbitrators is final and binding and that no appeal shall be made from that decision. Should either party fail to comply with the decision of the arbitrators, the other party shall have the right to seek and receive the assistance of an appropriate court to enforce the decision of the arbitrators. The costs of the arbitration are to be borne equally by both parties unless the arbitrators decide otherwise.

11.7 An arbitration panel consisting of three arbitrators will be formed in accordance with the provisions of clauses 11.7.1 to 11.7.3 and from that point on all other matters whether procedural or factual will be decided solely at the discretion of the arbitration panel. Members of the arbitration panel must be, or have been, officers of life insurance or reinsurance companies other than the two parties to this Agreement or any company owned by, or affiliated with, either party.

11.7.1 One of the arbitrators is to be appointed by XL Re, another by the Retrocessionaire, and they shall select a third before arbitration begins. The arbitrators picked by the parties shall be contacted by the party that so chose the arbitrator. They may share the notice of arbitration letter, this clause of this Agreement and briefly explain the nature of the dispute, such as the types of policies involved and the reinsurance issues in dispute, so that the candidate may make an informed decision as to his/her technical qualifications to serve, but no more than that. They should in no way be "canvassing" the candidate for his/her sympathies with their side of the dispute, nor take any action that would compromise the candidate's impartiality. Should one party fail to comply with the notice to arbitrate and fail to select an arbitrator within the time allotted below, the other party shall have the right to appoint such arbitrator on their behalf. The appointments shall be made in the following manner: the Reinsurer and the Retrocessionaire shall each present an initial list of five prospective arbitrators to the other party within 25 calendar days of the postmark on the mailing of the notification initiating the arbitration. The Reinsurer and the Retrocessionaire shall select one arbitrator each from the list supplied by the other party. Should the selected arbitrator decline to serve, another name shall be selected from the respective list the entire process of selection of the first two arbitrators shall be accomplished within 45 calendar days of the postmark on the mailing of the notification initiating the arbitration. The party who initiated the list will submit as many additional names within 5 calendar days, as necessary, so that at all times there will be a pool of five names from which the other party may make its selection.

11.7.2 The two arbitrators, once selected, shall then select the third arbitrator from the remaining eight names on the two lists within 20 calendar days of the second arbitrator's date of appointment. Should the two arbitrators be unable to agree on a choice for the third arbitrator, the remaining eight names shall be placed in a pool and the final arbitrator shall be drawn at random from such pool by the two arbitrators within 5 additional calendar days from the expiry of the date such third arbitrator should have been appointed. If the prospective arbitrator so chosen shall decline to serve as the third arbitrator, another prospective arbitrator shall be randomly selected until the original pool is exhausted. The parties shall continue to replace the pool within 5 calendar days from the date the last name is exhausted, with an additional eight names until an arbitrator is found.

11.7.3 Once the panel is selected, the party initiating the arbitration will submit in writing it's understanding of the dispute and the outstanding issues surrounding such dispute, their attempt(s) to rectify such dispute, and their proposed solution to settle the dispute within 20 calendar days after the final arbitration panel member has been selected. The other party shall be provided with a copy of this initial statement and shall respond in writing with it's understanding of the dispute within 30 calendar days after the final arbitration panel member has been selected.

12      NOTICES

12.1 Any notice, request, instruction or other document (notices etc), mentioned in this Agreement must be made in writing. Writing includes facsimile and other electronic means. Notices etc, must be sent to the address of the relevant Parties given in the Recitals, unless another address has been agreed in writing between the Parties.

12.2 For the purposes of this Agreement, notices etc, are deemed to have been served:

12.2.1 At the time of delivery, if they have been delivered by hand during office hours, or

12.2.2 48 hours after posting or 7 days if overseas, if they have been sent by post, or

12.2.3 12 hours after transaction confirmation, if they have been sent by facsimile or other electronic means.

12.3 However, if service occurs on a weekend or public holiday, the above notice periods do not start until the next Business Day.

13      GOVERNING LAW AND JURISDICTION

13.1 This Agreement is governed by, and shall be construed in accordance with, Bermudan law.

13.2 Except as contemplated in clause 11, the courts of Bermuda shall have exclusive jurisdiction to settle any dispute arising from or connected with this Agreement.

13.3 The Parties agree that the documents which start any legal proceedings and any other documents required to be served in relation to any such proceedings may be served in accordance with the provisions of clause
         12. These documents may, however, be served in any other manner allowed by law. This clause applies to all proceedings wherever started.

14      COSTS

         Except where this Agreement provides otherwise, each Party shall pay its own costs relating to the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to in it.

15      AMENDMENTS

         No variation in this Agreement will be effective unless evidenced in writing and duly signed on behalf of each Party. Variations sent by instantaneous means of communication are also effective provided they are capable of being shown by means of permanent or retrievable record to have been agreed by each Party.

16      GENERAL

16.1 Each Party warrants to the other that it has the power, authority and legal right to sign and perform this Agreement and that it has been duly authorised by all necessary actions of its directors and constitutes valid and binding obligations on it in accordance with this Agreement.

16.2 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not impair or constitute a waiver of the right or remedy or an impairment of or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

16.3 The Parties rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

17      ENTIRE AGREEMENT

17.1 This Agreement constitutes the entire agreement and supersedes any previous agreements between the Parties relating to the subject matter of this Agreement.

17.2 The Parties acknowledge that they have not relied on or been induced to enter into this agreement by a representation other than the warranties or otherwise set out in this Agreement.

17.3 Neither Party is liable to the other for a representation that is not set out in this Agreement.

17.4 Nothing in this clause 17 shall have the effect of limiting or restricting any liability arising as a result of fraud, wilful misconduct or wilful concealment.

18      ASSIGNMENT

         Neither Party shall assign or transfer any of its rights under this Agreement in whole or in part without the express written consent of the other Party.

19      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which together evidence the same agreement.

EXECUTED BY THE PARTIES

SIGNATORIES

Signed at Hamilton, Bermuda for and on behalf of XL Re Ltd

                                              Date
                                    XL
                                    Re
/s/ not legible                     Ltd                  March 30, 2001
----------------------------------------

________________________________________      __________________________________

Signed at Hamilton, Bermuda for and on behalf of Annuity and Life Reassurance
Ltd.

                                              Date

/s/ Richard J. Tucker                                    June 13, 2001
----------------------------------------
________________________________________      __________________________________

                                   SCHEDULE 1

                        Reinsurance Agreement - LT00023A99

OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED

2 BARTLEY WAY

HOOK

HAMPSHIRE RG27 9XA

UNITED KINGDOM

REINSURANCE AGREEMENT

IMMEDIATE ANNUITIES

LT00023A99

21st DECEMBER 1999

RECITALS

INTRODUCTION

This Agreement is between OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED, a company incorporated in the United Kingdom and whose registered office is at 2 Bartley Way, Hook, Hampshire, RG27 9XA, United Kingdom (hereinafter, "the Cedant")

And XL MID OCEAN REINSURANCE LTD, A company incorporated in Bermuda and whose registered office is at Wessex House, 45 Reid Street, PO Box HM 1066, Hamilton HM EX, Bermuda (hereinafter, "XL Mid Ocean")

The Agreement Number is LT00023A99

The Cedant conducts life assurance and annuity business

It is intended that XL Mid Ocean should provide 100% reinsurance of the Business Covered and to maintain such reinsurance following transfer of the Business Covered.

MASTER AGREEMENT

1.       INTRODUCTION

1.1      This Agreement is made between the Parties identified in the Recitals.

1.2 This Agreement consists of the Recitals, the Master Agreement and the Schedules.

1.3 XL Mid Ocean agrees to reinsure, and the Cedant agrees to cede, the Business Covered by this Agreement on the terms and conditions of this Agreement.

2.       DEFINITIONS

2.1 The following definitions are used in this Agreement and are defined below:

-------------------------------------------------------------------------------------------------------------------
Account                             The account to be submitted by the Cedant to XL Mid Ocean reflecting the
                                    Pre-Payment Due, in accordance with clause 9.
-------------------------------------------------------------------------------------------------------------------
Accrued Investment Return           The amount (gross of tax) of any interest, dividends or other income and nominal capital received by the Cedant in respect of the Agreed Assets that would accrue to Mid Ocean if title to the Agreed Assets had been transferred to
                                    XL Mid Ocean at the close of business on the Business Day prior to the Transfer
                                    Date.
-------------------------------------------------------------------------------------------------------------------
Act                                 The United Kingdom's Insurance Companies Act of 1982.
-------------------------------------------------------------------------------------------------------------------
Adjusted Accrued Investment         The Accrued Investment Return as adjusted by virtue of the acquisition and/or
Return                              disposal of Agreed Assets in the period between the Transfer Date and the
                                    Deferred Premium Payment Date pursuant to the Trading Instructions Letter.
-------------------------------------------------------------------------------------------------------------------
Adjusted Agreed Assets              The Agreed Assets as adjusted in the period between the Transfer Date and the
                                    Deferred Premium Payment Date pursuant to the Trading Instructions letter.
-------------------------------------------------------------------------------------------------------------------
Adjustment Premium                  [***]
-------------------------------------------------------------------------------------------------------------------
Adjustment Premium Payment          10 Business days after delivery of the Policy File.
Date
-------------------------------------------------------------------------------------------------------------------
Agreed Assets                       The bonds listed in Schedule `A' of this Agreement.
-------------------------------------------------------------------------------------------------------------------
Agreement                           The terms and conditions set out in this document and the Recitals and the
                                    Schedules attached to this agreement.
-------------------------------------------------------------------------------------------------------------------
Annuitant                           A holder of a Policy.
-------------------------------------------------------------------------------------------------------------------

[***] THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

-------------------------------------------------------------------------------------------------------------------
Appointed                           An actuary appointed by either the Cedant in accordance with the Act or XL
Actuary                             Mid Ocean in accordance with the relevant legislation governing the appointment of an actuary in Bermuda.
-------------------------------------------------------------------------------------------------------------------
Approved Bond Dealers               (1) Greenwich NatWest        (3) HSBC

                                        135 Bishopsgate              Thames Exchange House

                                        London, EC2M 3UR             10 Queen Street Place

                                                                     London, EC44 1BQ

                                    (2) Warburg Dillon Read      (4) Barclays Capital

                                        1 Finsbury Avenue            5 North Colonnade

                                        London, EC2M 2PP             Canary Wharf

                                                                     London, EC14 4BB
-------------------------------------------------------------------------------------------------------------------
Base Rate                           The base rate publicly quoted as such by Barclays Bank plc.
-------------------------------------------------------------------------------------------------------------------
Business Covered                    The closed portfolio of Policies as at the Transfer Date and as listed in the
                                    Policy File.
-------------------------------------------------------------------------------------------------------------------
Business Day                        Any day of the week excluding Saturdays and Sundays and any other day officially recognized as a bank holiday in the United Kingdom or Bermuda.
-------------------------------------------------------------------------------------------------------------------
Cedant                              Old Mutual Life Assurance Company Limited.
-------------------------------------------------------------------------------------------------------------------
Deferred Premium                    The value of the Agreed Assets, which Agreed Assets will be valued by the
                                    Approved Bond Dealers in accordance with the provisions of clause 6.1, the payment of which is due on the Transfer Date but which shall be delivered on the Deferred Premium Payment Date as contemplated in clause 7.2, free of any
                                    Encumbrance (as defined in clause 8.2).
-------------------------------------------------------------------------------------------------------------------
Deferred Premium                    The date on which the Adjusted Agreed Assets are delivered to a custodian
Payment Date                        appointed by XL Mid Ocean from Lloyds TSB plc, as contemplated in clause 3.
-------------------------------------------------------------------------------------------------------------------
Deposit Premium                     The amount of L100.
-------------------------------------------------------------------------------------------------------------------
Deposit Taker                       A registered bank nominated for that purpose by XL Mid Ocean in the United
                                    Kingdom.
-------------------------------------------------------------------------------------------------------------------
Expected Benefit                    The projected benefit payments from the Business Covered over any relevant
Payments                            Pre-Payment Period, excluding any allowance for mortality, from a relevant
                                    Pre-Payment Date, gross of any tax.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GBP                                 The lawful currency for the time being of the United Kingdom.
-------------------------------------------------------------------------------------------------------------------
Interest Rate                       The yearly rate of 1% above the Base Rate or any comparable rate in use should the Base Rate cease to be published.
-------------------------------------------------------------------------------------------------------------------
Late Payment Interest Rate          The yearly rate of 2% above the Base Rate.
-------------------------------------------------------------------------------------------------------------------
Liability Outgo                     The expected future liability payments from the Business Covered.
-------------------------------------------------------------------------------------------------------------------
Parties                             The signatories to this Agreement as specified in the Recitals and 'Party'
                                    shall mean any one of them as the context may indicate.
-------------------------------------------------------------------------------------------------------------------
Policy or Policies                  The annuity contract or contracts issued by the Cedant to individuals, in force and in payment at the Transfer Date, (but not in respect of any individual who has died before the Transfer Date and of whose death the Cedant has notice before the date of delivery of the Policy File).
-------------------------------------------------------------------------------------------------------------------
Policy Conditions                   The terms and conditions applicable to each Policy as at the Transfer Date.
-------------------------------------------------------------------------------------------------------------------
Policy File                         The compact disc recording all the Policies to be delivered by the Cedant to XL
                                    Mid Ocean pursuant to clause 9.5.
-------------------------------------------------------------------------------------------------------------------
Pre-Payment Date                    The first pre-payment date is the first Business Day following the Deferred
                                    Premium Payment Date. The second pre-payment date is 1 April 2000. Subsequent pre-payment dates will follow at intervals equal to the Pre-Payment Period.
                                    Should any Pre-Payment Date fall on a non-Business Day, then the Pre-Payment
                                    Date will be the nearest preceding Business Day.
-------------------------------------------------------------------------------------------------------------------
Pre-Payment Date                    The Pre-Payment Due is an amount due and payable by XL Mid Ocean in respect of any relevant Pre-Payment Period, being the sum of the Expected Benefit Payments over a relevant Pre-Payment Period less the current balance on the Pre-Payment
                                    Fund as at any relevant Pre-Payment Date, other than the first Pre-Payment Due contemplated in clause 9.1.
-------------------------------------------------------------------------------------------------------------------
Pre-Payment Fund                    [***]
-------------------------------------------------------------------------------------------------------------------
Pre-Payment Period                  The first pre-payment period will be from the Transfer Date to 31 March 2000.
                                    Subsequent pre-payment periods will be periods of 3 months in duration thereafter, ending on the last Business Day of the last month of any such 3 month period.
-------------------------------------------------------------------------------------------------------------------
Required Amount                     The Required Amount as defined in the Security Agreement.
-------------------------------------------------------------------------------------------------------------------

[***] THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

-------------------------------------------------------------------------------------------------------------------
Schedules                           The Schedules attached to this Agreement.
-------------------------------------------------------------------------------------------------------------------
Security Agreement                  The Security Agreement, in the agreed form, to be executed between the
                                    Parties on the Deferred Premium Payment Date granting a fixed charge over the Agreed Assets in favour of the Cedant.
-------------------------------------------------------------------------------------------------------------------
Subsequent Investment Return        Any Adjusted Accrued Investment Return received by the Cedant after the
                                    Deferred Premium Payment Date.
-------------------------------------------------------------------------------------------------------------------
Trading Instructions Letter         An undertaking by the Cedant and XL Mid Ocean regarding the trading instructions of XL Mid Ocean entered into by the Parties on the date of this Agreement.
-------------------------------------------------------------------------------------------------------------------
Transfer Date                       17 December 1999.
-------------------------------------------------------------------------------------------------------------------
Transfer Interest Rate              [***]
-------------------------------------------------------------------------------------------------------------------
Transfer Mortality Basis            [***]
-------------------------------------------------------------------------------------------------------------------
Transfer Premium                    [***]
-------------------------------------------------------------------------------------------------------------------
Transfer Reserve                    The net present value of the Liability Outgo calculated as at the Transfer Date as more fully contemplated in clause 6.3.
-------------------------------------------------------------------------------------------------------------------
Warranty Side Letter                A deed between OMLA Holdings Limited, Old Mutual plc and XL Mid Ocean entered into on the date of this Agreement pursuant to which OMLA Holdings Limited
                                    (whose obligations are in turn guaranteed by Old Mutual plc) grants various warranties and undertakings in favour of XL Mid Ocean.
-------------------------------------------------------------------------------------------------------------------
XL Mid Ocean                        XL Mid Ocean Reinsurance Ltd.
-------------------------------------------------------------------------------------------------------------------

[***] THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.2 Headings in this Agreement are inserted for convenience only and shall not be taken into account in its interpretation.

2.3 Where applicable, the provisions of clause 2.1 shall impose substantive obligations on the Parties as provided in the provision concerned.

2.4      Any reference to:-

         (i)      the singular includes plural and vice versa;

         (ii)     a natural person includes legal persons and vice versa;

         (iii)    a gender includes other genders; and

         (iv) a clause, paragraph or schedule, unless the context otherwise requires, is a reference to a clause or paragraph of, or Schedule to, this Agreement.

2.5 Words and expressions defined in any sub-clause shall, for the purposes of the clause of which that sub-clause forms part, bear the meaning assigned to such words and expressions in that sub-clause.

2.6 A document in the "agreed form" is a reference to a document in a form approved and for the purposes of identification initialled by or on behalf of each Party.

3.       APPOINTMENT OF CUSTODIAN

         XL Mid Ocean undertakes to use all reasonable efforts to procure the appointment (in its sole and absolute discretion) of a custodian in the United Kingdom in respect of the Adjusted Agreed Assets as soon as reasonably possible after the Transfer Date, but in any event, by not later than 17 January 2000, or such later date as may be agreed between the Parties in writing.

4.       SECURITY ARRANGEMENTS

4.1      [***]

4.2 On the Deferred Premium Payment Date and against compliance by the Cedant with its obligations set out in clause 7.2, XL Mid Ocean shall enter into the Security Agreement.

5.       REINSURANCE CESSION

5.1 The Cedant agrees to cede the Business Covered and XL Mid Ocean agrees to accept by way of 100% reinsurance of the Business Covered with effect from the Transfer Date according to the terms of this Agreement.

5.2 XL Mid Ocean hereby agrees to be liable as reinsurer according to the terms of this Agreement and will follow the fortunes and settlements of the Cedant in respect of the Business Covered.

[***] -- THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5.3 XL Mid Ocean's liability in respect of the Business Covered will commence on the Transfer Date and liability will cease as contemplated in clause 15.1.

5.4 The reinsurance of the Business Covered, as contemplated in clause 5.1, is reinsurance of a closed book and is limited solely to the Business Covered as defined in this Agreement and shall not apply to any policies issued by the Cedant at any time which are not Policies and listed in the Policy File, and they will not become cessions under this Agreement.

5.5 For the avoidance of doubt, where any increase in payment in relation to any Policy is not recorded in the Policy File and/or any attached information to the Policy File, such increase shall not be covered under this Agreement.

6.       DETERMINATION PROVISIONS

6.1      DEFERRED PREMIUM

         6.1.1 The value of the Agreed Assets is the bid value of the Agreed Assets, being the average of the valuations provided by the Approved Bond Dealers at the close of business on the Business Day immediately prior to the Transfer Date.

         6.1.2 XL Mid Ocean and the Cedant undertake to co-operate, in good faith, to procure that the Approved Bond Dealers value the Agreed Assets in accordance with the provisions of this clause 6.1.

         6.1.3 The average of the valuations provided by the Approved Bond Dealers in accordance with this clause 6.1 will be final and binding on the Parties.

6.2      THE TRANSFER INTEREST RATE

         6.2.1 In respect of the Transfer Interest Rate, the internal rate of return will be based on the bid values of the Agreed Assets as at the close of business on the Business Day immediately prior to the Transfer Date.

         6.2.2 The Transfer Interest Rate will be calculated by a duly authorised representative of the Cedant. The Cedant undertakes to procure that the Transfer Interest Rate is determined timeously for it to comply with its obligations as contemplated in clause 7.3.

         6.2.3 The Transfer Interest Rate is subject to approval by a duly authorised representative of XL Mid Ocean. If XL Mid Ocean fails in writing to approve the calculation contemplated in clause 6.2.2 within 10 Business Days of receipt of the calculation from the Cedant such dispute will be determined in accordance with the provisions of clause 6.6. If XL Mid Ocean fails to object in writing to the calculation within the time period contemplated by this clause 6.2.3, XL Mid Ocean shall be deemed to have approved same.

6.3      TRANSFER RESERVE

         6.3.1 For the purposes of determining the Transfer Reserve, the Liability Outgo will be calculated using the Transfer Mortality Basis, discounted by the Transfer Interest Rate.

         6.3.2 The Transfer Reserve shall be calculated by the Cedant's Appointed Actuary. The Cedant undertakes to procure that such Appointed Actuary shall perform such calculation not later than 10 Business Day following delivery of the Policy File to XL Mid Ocean and forthwith thereafter, deliver a copy of the calculation, together with all relevant working papers, to XL Mid Ocean's Appointed Actuary.

         6.3.3 The calculation of the Transfer Reserve by the Cedant's Appointed Actuary is subject to approval by XL Mid Ocean's Appointed Actuary. If XL Mid Ocean's Appointed Actuary does not approve the calculation of the Transfer Reserve within 10 Business Days of receipt of the calculation from the Cedant's Appointed Actuary, such dispute will be determined in accordance with the provisions of clause 6.6. If XL Mid Ocean fails to object in writing to the calculation within the time period contemplated by this clause 6.3.3, XL Mid Ocean shall be deemed to have approved the same.

6.4      ADJUSTMENT PREMIUM

         6.4.1 The Adjustment Premium will be calculated by the Cedant's Appointed Actuary. The Cedant undertakes to procure that its Appointed Actuary performs such calculation within the time period contemplated in clause 6.3.2.

         6.4.2 The Adjustment Premium is subject to approval by XL Mid Ocean's Appointed Actuary and the Cedant undertakes to procure that its Appointed Actuary delivers to XL Mid Ocean's Appointed Actuary all relevant working papers of its Appointed Actuary in respect of his calculation of the Adjustment Premium. If XL Mid Ocean's Appointed Actuary does not approve the calculation by the Cedant's Appointed Actuary within 10 Business Days of receipt of the calculation, such dispute will be determined in accordance with the provisions of clause 6.6. If XL Mid Ocean fails to object in writing to the calculation within the time period contemplated by this clause 6.4.2, XL Mid Ocean shall be deemed to have approved same.

6.5      EXPECTED BENEFIT PAYMENTS

         6.5.1 The Cedant undertakes to procure that its Appointed Actuary performs the calculation in respect of any Expected Benefit Payments as soon as reasonably possible in relation to any Pre-Payment Date (other than in respect of the first Pre-Payment Due contemplated in clause 11.l), but in any event not less than 30 Business Days prior to any relevant Pre-Payment Date.

         6.5.2 The Cedant shall procure that its Appointed Actuary delivers a copy of the calculation (and all relevant working papers) of any Expected Benefit Payments performed to XL Mid Ocean or its Appointed Actuary within the time period contemplated in clause 6.5.1.

6.6      DISPUTE RESOLUTION

         6.6.1 If XL Mid Ocean or its Appointed Actuary does not approve any calculation performed by the Cedant or the Cedant's Appointed Actuary under any of clauses 6.2, 6.3, 6.4 and 6.5 (or any other dispute which is to be determined in accordance with this clause 6.6) then the remaining provisions of this clause
                  6.6 shall apply.

         6.6.2 If XL Mid Ocean or its Appointed Actuary does not approve any one or more of the calculations performed by the Cedant or its Appointed Actuary, XL

                  Mid Ocean shall deliver a notice in writing to the Cedant, specifying the calculation of which it does not approve and setting out in reasonable detail, the basis of the objection. Where a dispute is required to be determined elsewhere in this Agreement in accordance with this clause 6.6, either Party shall be entitled to deliver a notice to the other Party, setting out the details of the dispute in reasonable detail.

         6.6.3 The Cedant and XL Mid Ocean shall, within 10 Business Days of delivery of the notice referred to in clause 6.6.2 attempt, in good faith, to resolve the dispute.

         6.6.4 If the Cedant and XL Mid Ocean are unable to resolve the dispute within the time period contemplated in clause 6.6.3, such dispute shall be referred to the respective Appointed Actuaries of the Cedant and XL Mid Ocean, who shall further attempt to resolve the dispute amicably within 10 Business Days of expiry of the period referred to in 6.6.3.

         6.6.5 If the respective Appointed Actuaries of the Cedant and XL Mid Ocean are unable to reach agreement within the time period contemplated in clause 6.6.4, the Cedant and XL Mid Ocean shall agree upon an independent actuary. If the Cedant and XL Mid Ocean are unable to reach agreement on the identity of the independent actuary within a period of 10 Business Days of expiry of the period referred to in clause 6.6.4, such independent actuary shall be appointed by the President, for the time being, of the Institute of Actuaries in England and Wales.

         6.6.6 The Cedant and XL Mid Ocean shall make all reasonable endeavours to procure that the independent actuary performs the disputed calculation within 15 Business Days of his appointment. Any calculation undertaken by the independent actuary shall be in his capacity as an expert and not as an arbitrator or quasi-arbitrator and his decision shall be final and binding on the Cedant and XL Mid Ocean.

         6.6.7 In the event any one of the matters contemplated in clauses 6.2, 6.3, 6.4 or 6.5 become the subject matter of a dispute to be determined in accordance with the provisions of this clause
                  6.6 and as a result thereof the Cedant or XL Mid Ocean (as the case may be) shall not be able to make payment of the Adjustment Premium on the Adjustment Premium Payment Date, the Adjustment Premium Payment Date shall be the date upon which the dispute is settled or determined (as the case may be) in accordance with this clause 6.6.

7.       REINSURANCE PREMIUM

7.1 On the date of signature of this Agreement, the Cedant shall pay the Deposit Premium to XL Mid Ocean.

7.2 On the Deferred Premium Payment Date, the Cedant shall deliver the Adjusted Agreed Assets and the Adjusted Accrued Investment Returns to XL Mid Ocean's appointed custodian as contemplated in clause 3.

7.3 On the Adjustment Premium Payment Date, the Adjustment Premium shall be paid in cash (in GBP) by 12 noon by means of electronic transfer by Cedant (if the Adjustment Premium is a positive figure) or by XL Mid Ocean (if the Adjustment Premium is a negative figure).

7.4 The Cedant shall from time to time pay to XL Mid Ocean any Subsequent Investment Returns forthwith upon receipt of the same from time to time by the Cedant.

8.       CONTRACTUAL WARRANTIES

8.1 Each of the Agreed Assets is, and each of the Adjusted Agreed Assets will be:

         8.1.1 legally and beneficially owned solely by the Cedant free from any Encumbrance (as defined in clause 8.2); and

         8.1.2    in the possession or under the control of the Cedant.

8.2 For purposes of this clause 8, "Encumbrance" means a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including without limitation, a title transfer or retention arrangement) having similar effect.

9.       ADMINISTRATION

9.1 XL Mid Ocean shall procure the creation of the Pre-Payment Fund with the Deposit Taker as soon as reasonably practicable, but in any event not later than the Business Day preceding the Deferred Premium Payment Date.

9.2 The Business Covered will continue to be administered by the Cedant in accordance with the business standards of the Cedant as at the Transfer Date.

9.3 Without limiting the provisions of clause 12.1, the Cedant shall, on each Pre-Payment Date (other than in respect of the first Pre-Payment Due as contemplated in clause 11.1) deliver to XL Mid Ocean the information specified in Schedule 'B' and all relevant documents reasonably requested in relation thereto in respect of the Business Covered.

9.4 The Cedant shall not later than 5 Business Days before any Pre-Payment Date prepare an Account in such format as XL Mid Ocean may reasonably require. If XL Mid Ocean disagrees with the Account prepared, such dispute shall be resolved mutatis mutandis in accordance with the provisions of clause 6.6.

9.5 The Cedant shall deliver the Policy File to XL Mid Ocean's Appointed Actuary as soon as reasonably possible after the Transfer Date, but in any event not later than 31 January 2000. If within 10 Business Days of delivery of the Policy File to XL Mid Ocean's Appointed Actuary, XL Mid Ocean or its Appointed Actuary disputes any information recorded on the Policy File, such dispute shall be determined, mutatis mutandis, in accordance with the provisions of clause 6.6.

10.      AMENDMENTS

         The Cedant shall notify XL Mid Ocean, in writing, on the last Business Day of each calendar quarter of any amendment, pursuant to Policy Conditions, to any Policy that has occurred in that preceding calendar quarter. No other amendment whatsoever shall increase or extend the liability, potential liability or exposure of XL Mid Ocean under this Agreement.

11.      PRE-PAYMENTS DUE AND ANNUITY PAYMENTS

11.1 Subject to the Cedant having complied in all respects with its obligation under clause 7.2, the first Pre-Payment Due is an amount of [***], which amount shall be paid by XL Mid Ocean into the Pre-Payment Fund, in cash, by close of business on the Business Day next following the Deferred Premium Payment Date.

11.2 Responsibility for the costs associated with the administration of the Business Covered rests solely with the Cedant. This includes, but is not restricted to, maintaining appropriate Policy records, verifying that benefits are being paid in accordance with the Policy Conditions and the provision of information to XL Mid Ocean in accordance with clause 9 and/or clause 12, as the case may be.

11.3 All payments made by the Cedant are binding on XL Mid Ocean, provided any such payment is in respect of the Business Covered and are made strictly in accordance with the relevant terms applicable to any Policy and in accordance with the Policy Conditions and do not violate the terms of this Agreement.

11.4 On each and every Pre-Payment Date, the Pre-Payment Due will be settled in cash in GBP and transferred, by means of electronic funds transfer, into (or out of in the case of negative amounts) the Pre-Payment Fund.

11.5     [***]

11.6 The Cedant undertakes to use all reasonable efforts to ensure that it is advised of the death of any Annuitant and shall, in any event, inform XL Mid Ocean on the first Business Day of the month following each calendar quarter after the date of signature of this Agreement of the death of an Annuitant since the last such advice. The Cedant will include an adjustment in respect of any overpaid Pre-Payments Due made by XL Mid Ocean in the next available Account, together with interest at the Interest Rate.

11.7 No ex-gratia or compromise payment made by the Cedant (and no payment above the binding award limit of an Insurance Ombudsman or his equivalent) will be binding on XL Mid Ocean unless XL Mid Ocean gives its prior written consent, which consent shall not be unreasonably withheld.

11.8 In addition to clause 11.7, if an annuity payment is proposed on an ex-gratia or compromise basis to an Annuitant, XL Mid Ocean will not be liable for that payment, unless the Cedant gives XL Mid Ocean all information known to it regarding any such payment and continues to keep XL Mid Ocean fully informed, to the extent reasonably practicable, of all developments relating to the payment as soon as is practicably possible.

[***] -- THE INFORMATION CONTAINED IN THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

12.      INFORMATION

12.1 The Cedant shall, upon request from XL Mid Ocean from time to time, provide XL Mid Ocean with such information during normal business hours in respect of the Business Covered as XL Mid Ocean may reasonably request from the Cedant and in such format as the Cedant may reasonably require.

12.2 Except as may be impermissible at law, XL Mid Ocean may appoint representatives to inspect, during normal business hours, any relevant information under clause 9 or this clause 12 and such representatives may make copies (at the cost of XL Mid Ocean) of any such relevant documents and information, including without limitation any such information stored on any computer or in any other electronic form.

13.      MAJOR BUSINESS CHANGES

13.1 This Agreement is made on the basis of the Cedant's current business standards and general terms and conditions as disclosed to XL Mid Ocean prior to commencement of this Agreement.

13.2 No business administered under any standards other than the Cedant's business standards as at the Transfer Date is accepted by XL Mid Ocean under this Agreement, unless those new or differing business standards have been agreed to in writing by XL Mid Ocean in advance.

13.3 This clause 13 only applies to changes which may increase or extend the liability, potential liability or the exposure of XL Mid Ocean in respect of the Business Covered.

14.      LATE PAYMENT INTEREST

         Any amounts due by either the Cedant or XL Mid Ocean under this Agreement, which are outstanding after the due date for payment thereof, will bear interest at the Late Payment Interest Rate from the due date to the date of payment (both days inclusive), and which interest shall be capitalised monthly in arrears.

15.      TERM AND TERMINATION

15.1 This Agreement takes effect from the Transfer Date and, unless terminated pursuant to the remaining provisions of this clause 15, shall remain in force until the natural expiry of all the Policies constituting the Business Covered.

15.2 This Agreement will terminate immediately if the Cedant fails or neglects to deliver the Adjusted Agreed Assets to XL Mid Ocean's custodian on the Deferred Premium Payment Date. To the extent this Agreement has been implemented in part or in full, the Parties shall be restored, so far as same is reasonably possible, to their status quo ante. If any dispute arises between the Parties in respect of the termination of this Agreement in terms of this clause 15.2, such dispute shall be determined, mutatis mutandis, in accordance with clause 6.6.

15.3 The Cedant or XL Mid Ocean may terminate this Agreement with immediate effect by written notice to the other Party on or at any time after the performance of the whole or any material part of this Agreement being prohibited or rendered impossible in consequence of any law, regulation or decision of a regulatory authority; in which event the Parties shall use their reasonable endeavours to reach agreement on the continuance of this Agreement on whatever basis or the basis upon which the reinsurance arrangement contemplated by this Agreement will be terminated. If the

         Parties are unable to reach agreement within 30 Business Days of the date upon which this Agreement becomes prohibited or rendered impossible, such dispute shall be determined, mutatis mutandis, in accordance with clause 6.6.

15.4 The Cedant may terminate this Agreement with immediate effect by written notice to XL Mid Ocean on or at any time after XL Mid Ocean passes a resolution for its winding up, a court of competent jurisdiction making an order for XL Mid Ocean's winding up or dissolution, the making of an administration order in relation to XL Mid Ocean, the appointment of a receiver over, or an encumbrancer taking possession of or selling, all or substantially all of the assets of XL Mid Ocean, XL Mid Ocean making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally, upon which event the provisions of clause 15.5 shall apply hereto.

15.5 If this Agreement is terminated in accordance with the provisions of clause 15.4:

         15.5.1 XL's liability under this Agreement in respect of the Business Covered shall be calculated pro rata up to and including the date of termination; and

         15.5.2 XL Mid Ocean shall pay an amount equal to the Required Amount to the Cedant.

16.      NOTICES

16.1 Any notice, request, instruction or other document (notices etc), mentioned in this Agreement must be made in writing. Writing includes facsimile and other electronic means. Notices etc, must be sent to the address of the relevant Parties given in the Recitals, unless another address has been agreed in writing between the Parties.

16.2 For the purposes of this Agreement, notices etc, are deemed to have been served:

         16.2.1 At the time of delivery, if they have been delivered by hand during office hours, or

         16.2.2 48 hours after posting or 7 days if overseas, if they have been sent by post, or

         16.2.3 12 hours after transaction confirmation, if they have been sent by facsimile or other electronic means.

16.3 For the purposes of this clause 16, the Parties' respective facsimile numbers are:

         16.3.1 XL Mid Ocean : 001 441 292 5226, or such substituted number as may be notified to the Cedant in writing from time to time, marked for the attention of President and Chief Executive Officer;

         16.3.2 the Cedant : +44(0) 1256 743545, or such substituted number as may be notified to the XL Mid Ocean in writing from time to time, marked for the attention of : The Deputy Chief Executive.

16.4 However, if service occurs on a weekend or public holiday, the above notice periods do not start until the next Business Day.

17.      GOVERNING LAW AND JURISDICTION

17.1 This Agreement is governed by, and shall be construed in accordance with, English law.

17.2 Except as contemplated in clause 6.6, the courts of England shall have exclusive jurisdiction to settle any dispute arising from or connected with this Agreement.

17.3 The Parties agree that the documents which start any legal proceedings and any other documents required to be served in relation to any such proceedings may be served in accordance with the provisions of clause
         16. These documents may, however, be served in any other manner allowed by law. This clause applies to all proceedings wherever started.

18.      COSTS

         Except where this Agreement provides otherwise, each Party shall pay its own costs relating to the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to in it.

19.      AMENDMENTS

         No variation in this Agreement will be effective unless evidenced in writing and duly signed on behalf of each Party. Variations sent by instantaneous means of communication are also effective provided they are capable of being shown by means of permanent or retrievable record to have been agreed by each Party.

20.      GENERAL

20.1 Each Party warrants to the other that it has the power, authority and legal right to sign and perform this Agreement and that it has been duly authorised by all necessary actions of its directors and constitutes valid and binding obligations on it in accordance with this Agreement.

20.2 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not impair or constitute a waiver of the right or remedy or an impairment of or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

20.3 The Parties rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

21.      ENTIRE AGREEMENT

21.1 This Agreement, the Warranty Side Letter and the Trading Instructions Letter constitute the entire agreement and supersede any previous agreements between the Parties relating to the subject matter of this Agreement and such Letters.

21.2 The Parties acknowledge that they have not relied on or been induced to enter into this agreement by a representation other than the warranties or otherwise set out in this Agreement.

21.3 Neither Party is liable to the other (in equity, contract or tort, under the Misrepresentation Act 1967 or in any other way) for a representation that is not set out in this Agreement.

21.4 Nothing in this clause 21 shall have the effect of limiting or restricting any liability arising as a result of fraud, wilful misconduct or wilful concealment.

22.      ASSIGNMENT

         Neither Party shall assign or transfer any of its rights under this Agreement in whole or in part without the express written consent of the other Party.

23.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which together evidence the same agreement.

EXECUTED BY THE PARTIES

SIGNATORIES

Signed at Hamilton, Bermuda for and on behalf of XL Mid Ocean Reinsurance Ltd on the day of December 1999

                                         Date

/s/ not legible                                     21st December 1999
------------------------------------

                                         Date

/s/ not legible                                     21st December 1999
------------------------------------     ---------------------------------------

Signed at London, United Kingdom for and on behalf of Old Mutual Life Assurance Company Limited on the 21St day of December 1999

                                         Date

/s/ not legible                                     21st December 1999
------------------------------------

                                         Date

/s/ not legible                                     21st December 1999
------------------------------------

SCHEDULE 'A' - AGREED ASSETS

STOCK TITLE                                                         NOMINAL AMOUNT
                                                                         GBP
Abbey National 6.5% 21/10/2030                                           750,000
Abbey National plc 10-3/4% 1/12/2006                                   3,290,000
AEGON 6.125% 31/2031                                                   3,000,000
Alliance & Leicester 6.5% 9/9/2015                                     3,740,000
AMP Int'l Fin Services 7.125% 6/8/2009                                 3,500,000
Anglian Water 6.375% BDS 15/01/2029                                    2,650,000
Annington 0% 7/12/2022                                                 7,000,000
Annington Finance 8% 02/10/21                                          2,500,000
Argyll Group 8.125% 4/10/2002                                          1,500,000
Asda 6.625% 17/07/2015                                                 2,000,000
ASDA Group 10-7/8% 20/4/2010                                             500,000
Asda Prop 10-5/16% 1/10/2011                                             500,000
Asda Properties 9.125% 31/12/2020                                      1,000,000
Aust (Commonwealth) 11-3/8% 26/10/15                                     860,000
Austral & N.Z. Bank 12-5/8% 16/5/2001                                  2,000,000
Australia 9-1/2% 14/10/2012 Br                                            55,000
Australia 9-1/2% 14/10/2012 Rg                                           161,000
Autolink M6A FSA 8.39% 15/6/2022                                       1,000,000
BAA 6.375% 04/08/2028 Plc                                              2,350,000
Bank America Corp 6.125% 2010                                          1,250,000
Bank Ned Gemeenten 5.375% 07/06/20021                                  2,500,000
Bank of American Credit Cards Corp 7.125% 15/09/2002                   1,500,000
Bank of Ireland 9.75% 21/03/2005                                         300,000
Bank of West Aust 9% 20/12/2006                                        2,500,000
Barclays Bank 12% 15/7/2010                                            3,160,000
Bayerische Vereinsbank 8-5/8% 15/06/05                                 2,750,000
Birmingham Midshires 9-1/8% 5/1/2006                                   1,850,000
BMW 6.375% 22/05/2009                                                  2,560,000
BOC 12-1/4% 2/10/2012-17                                               1,800,000
Bradford & Bingley 7-5/8% 30/12/99                                       270,000
Bradford & Bingley 8-3/8% 29/12/2006-11                                3,000,000
Bristol & West 10-3/4% 22/6/2018                                       1,500,000
Bristol & West B.S 10-7/8% 30/9/2000                                     760,000
British Columbia 7.5% 31/12/2003                                       1,000,000
British Energy 6.202% 11/06/2016                                       1,580,000
British Land 8-7/8% 24/9/2035                                            291,500
British Telecom 5.75% 7/12/2028                                        4,800,000
Brixton Estates 10-3/4% 31/12/2025                                       150,000
Brixton Estates 11-1/4% 31/12/2023                                     1,929,500
Brixton Estates 9-1/2% 31/12/2026                                        801,400
Cable & Wireless 10-3/8% 27/3/2002                                       550,000
Cadbury Schweppes 8% 2000                                              1,400,000
Cambridge Water 13% 31/12/2004                                           100,000
Canary Wharf Finance 5% 22/10/2027                                     2,000,000
Cap & Co 9-7/8 31/12/2027                                              2,000,000
Capital Shopping Centre 6.875% 5/3/2013                                1,500,000
Care Homes No 2 5.75% 15/02/2023                                       2,000,000
Care Homes No 1 8% 9/4/2021                                            2,000,000
Carlsberg 7% 26/02/2013                                                2,000,000

Carlton Communication 7.625% BDS 06/06/07                                650,000
Catalyst Health (AMBAC) 5.87% 31/12/2030                               1,500,000
Citigroup 60.25% 02/09/2019                                            3,500,000
City Greenwitch Rail Link 9-3/8 11/10/2020                               500,000
City of Salford 7% 25/01/2019                                            200,000
Coca Cola 6.5% 07/06/2021                                              1,500,000
Commercial Union 10-3/4% 20/3/2002                                     1,250,000
Commercial Union 9-1/2% 20/6/2016                                      1,495,000
Commerzbank 6.625% 30/08/2019                                          1,000,000
Commerzbank 7.875% 7/12/2007                                           2,000,000
Consols 2-1/2% (1923) 5/4/2069 (51.00)                                12,410,000
Consols 4% (1957) 1/2/2069 (79.00)                                       500,000
Co-op Wholesale Society 7-5/8 31/12/2018                               1,850,000
Coventry 8-1/4% 5/1/2026                                               1,000,000
Daimler Benz 7% 25/02/2000                                               600,000
Denmark ( Kingdom of ) 5.875% 28/06/2004                               1,500,000
Denmark (Kingdom of) 13% 31/12/2005                                    2,130,000
Derwent Vally 10.125% 31/07/19                                         1,500,000
Dresdner Bk 7.75% 7/12/07                                              2,000,000
Dresdner Bk 7-5/8% 31/12/2003                                            100,000
ECSC 6.875% 25/1/2019                                                    700,000
EIB 6% 7/12/2028                                                       3,000,000
Enterprise Inns plc 6% 2/3/2014                                        1,500,000
European Investment Bank 5% 15/04/2039                                 1,500,000
Export Import Bank of Japan 8% 5/2/2007                                  500,000
Fannie Mae 5.375% 7/12/2028                                            2,000,000
Finland 11.5 2009                                                        960,000
Fitzwilton 9-3/4% 11/10/2006                                           1,000,000
Fresh class(A) 8.639(11.126)% 5/10/2049                                3,000,000
General Electric 5.25% 07/12/2028                                      2,150,000
General Electric capital Corp 6.25% 01/09/2009                         1,400,000
Granda Grp 10% 18/02/2018                                              1,000,000
Granchester 7-3/8 30/04/2020                                             500,000
Great Portland Est 9-1/2% 31/3/2016                                    1,000,000
Greenalls 10-1/2% 23/6/2017                                            1,500,000
Guardian Royal Exchange 6.625% 21/8/2023                               4,500,000
Halifax 13.625% 29/06/2049                                               250,000
Halifax (Leeds Perm B.S.) 10-1/2% 16/02/2018                             930,000
Halifax B.S. 11% 17/1/2014                                               380,000
Helaba 9% 6/9/2004                                                       850,000
HMC MBIA 7.181% 30/09/2027                                             1,000,000
Housing Ass Fund 8-1/4% 07/06/2027                                     3,700,000
Housing Securities 8 3/8% 25/1/2019                                      575,000
HSBC Midland Bank 6.5% 07/07/2023                                      1,000,000
Iceland 14-1/2% 31/1/2016                                              1,177,000
Iceland 8 3/4% 12/05/2003                                                747,000
III Group 6.875% 09/03/2023                                            3,200,000
III Group plc 5.75% 3/12/20320                                         1,000,000
International Finance Corp 5.5% 7/6/2021                               1,000,000
Intl Bk Recon & Dev 4.875% 7/12/2028                                   1,000,000
Ireland 12 1/2% 12/10/2008 1                                             276,317
Ireland 12 1/2% 12/10/2008 2                                           2,925,000
Italy (Republic of) 6% 04/08/2028                                      3,040,000
Italy 10.5% 28/04/2014                                                 1,000,000
J Saville Gordon 7 5/8% NI 5/1/23                                        500,000

Japan Financial Mun. 5.75% 09/08/2019                                  2,000,000
Japanese Finance Municipal Enterprise 8.375% 07/12/2006                1,000,000
John Lewis 10 1/4% 6/5/2006                                            1,000,000
John Lewis 10-1/2% 23/1/2014                                           2,000,000
Keystone I.T. 11-3/8% 1/10/2010-15                                       136,250
KFW International 6% 07/12/2028                                        4,250,000
Kingfisher Plc 6.875% 23/03/2010                                       2,250,000
Land Securities 10-3/4% 31/07/04                                         830,000
Lb.Sch.Holstein 8% 28/12/06                                            1,300,000
LCR Finance 4.5% 7/12/2038                                             6,000,000
LGS Investments 8.75% 22/05/2020                                       1,300,000
Lloyds (TSB) 10-5/8% 21/10/2008                                        1,605,000
Lloyds Bank 9-5/8% 6/4/2023                                            1,600,000
Local Authority Bond 8-1/8% 31/01/14                                   1,600,000
London & Manchester 8 1/8% 30/11/2004                                    875,000
Lynton 10-1/4% 31/7/2017                                               1,500,000
Mansfield Brewery 6.875% 28/02/2028                                    1,000,000
MEPC 8-3/4% 0712/2006                                                    520,000
Mutual Group 7.25% 12/01/2004                                          2,100,000
Mutual Sec 7.3917 30/9/2012                                              800,000
Mutual Sec 7.5873 30/9/2022                                              500,000
Nat West Bank 8-1/8% 29/12/06-11                                       2,700,000
National Grid 5.875% 2024                                              4,750,000
National Power Plc 8.375% 02/08/06                                     1,000,000
Nationwide B.S. 10-1/2% 30/07/2002-07                                  3,000,000
Natwest 6.5% 07/09/2021                                                1,100,000
NB Housing Assn 6.625% 30/09/2038                                      2,000,000
NBH Assoc (FSA) 8 5/8% 26/09/2016-20                                     500,000
NEC Finance Plc 13.625 30/09/2016                                        360,000
New Zealand (BEARER) 11.25% 04/05/2008                                   235,000
New Zealand (REG) 11-1/4 4/5/2008                                        575,000
Newcastle 11 1/4% 30/9/2017                                              250,000
Newport Borough 8-7/8% 10/04/2019                                      1,000,000
Nippon T&T 7.375% 02/12/2003                                           1,650,000
Nordic Investment Bank 5.25% 26/11/2019                                2,000,000
Northavon inv 8.12% 5/10/2026                                          1,500,000
Northern Counties FSA 9-1/8% 31/1/2025                                 3,000,000
Northern Ireland Electricity 6.875% 18/9/2018                          1,950,000
Northern Rock 6.375 2/12/2019                                          2,500,000
Northumbrian Water 6.875% 06/02/2023                                   1,500,000
Oester Kontrollbank 5.75% 7/12/2028                                    2,450,000
Pavilion Housing AMBAC 5-1/2% 24/4/27                                  2,000,000
Peabody (AMBAC) 10-1/4% 17/8/2023                                      1,450,000
PHF Sec No 7.1825% 10/07/2025                                          1,200,000
Portugal (Rep of) (BR) 9% 20/05/2016                                     535,000
Portugal (Rep of) (REG) 9% 20/05/2016                                  2,000,000
Powergen 6.25% 29/04/2024                                              1,600,000
Powergen 8-1/2% 03/07/2006                                               500,000
Province Of Quebec 8-5/8 04/11/11                                      1,041,000
Prodential 5.875% 11/05/2029                                           2,961,000
Pub Master Finance 7.369% 30/06/2022                                   1,000,000
Punch Taverns 7.274% 15/04/2022                                          500,000
Quadrant Housing Trust AMBAC 4.94%-7.93% 10/2/2033                     2,500,000
Railtrack 7 3/8% 18/11/2022                                            2,425,000
Rank 8.75% 28/07/2003                                                  2,100,000

Roadchef 7.418% 31/10/2023                                             2,000,000
Rodamco Jersey 6.25% 24/06/2024                                        4,500,000
Royal Bank of Scotland 10-1/2% 1/3/2013                                3,130,000
S. W Water 10-5/8% 05/02/2012                                          2,400,000
Sainsbury 8-1/4% 22/12/2000                                            2,950,000
Sanctuary Housing 8-3/8 1/9/2031                                       2,000,000
Scot Metropol Prop 10-1/4% 15/8/2016                                   1,276,000
Scot & South Energy 5.875% 22/09/2022                                  3,500,000
Sec Trust Scotland 12% 30/9/2013                                         218,440
Severn Trent Water 6.125% 26/02/2024                                   3,000,000
Shaftesbury Plc 8-1/2% 31/03/24                                          750,000
Siemens 6.875% 24/2/2000                                               1,000,000
Slough Estates 11-1/4% 31/12/2019                                        400,000
Slough Estates 12-3/8% 31/12/2009                                      1,650,000
Smithkline Beecham 8-3/8% 29/12/2000                                     700,000
SNCB 9-3/8% 21/02/2020                                                   500,000
Soc Gen De Belgique 11.31% 1/5/07                                        440,000
South Somerset Homes (AMBAC) 5.955 2034                                2,000,000
Southern Water 6.842% 26/3/2008                                        3,100,000
Spain (Kingdom of) 5.25% 06/04/2029                                    1,760,000
Statoil 6.125% 27/11/2028                                              2,790,000
Stirling Water (MBIA) 5.822% 26/09/2026                                1,000,000
Summit Finance Law AMBAC 6.484% 31/03/2028                             1,000,000
Swiss Bank 8.75% 20/06/2005                                            2,000,000
Takare 11.8% 30/6/2014                                                   500,000
Tesco 6% 14/12/2029                                                    2,000,000
Tesco 8.75% 20/2/2003                                                  1,210,000
Thames Water 6.75% 16/11/2028                                          2,500,000
Thistle Hotels 7-7/8% 20/06/2022                                       1,000,000
Tiara Securities 5.9% 10/07/2027                                       2,000,000
Tokyo Elec Power 11% 05/06/2001                                        1,000,000
Town Centre 10-1/2% 01/04/21                                           1,000,000
Toyota Motor Finance 7.25 29/12/99                                       650,000
Transcanada Pipe 16-1/2% 1/9/2007                                      1,250,000
Treasury 2-1/2% (1975) 1/4/2069 (49.75)                               15,128,674
Treasury 3% 29/12/2069 (60.00)                                         1,367,000
Treasury 6% 7/12/2028                                                  4,330,000
Treasury 7 1/2% 7/12/2006                                                500,000
Treasury 8% 07/12/2015                                                   280,000
Treasury 9% 13/10/2008                                                   145,000
Treasury Principle Strip 0% 07/06/2021                                 6,647,500
Trust Union Finance 8.125% 30/11/08                                      250,000
Tussauds Finance 7.078% 15/3/2020                                      1,000,000
Tyseley Finance FSA 6.675% 30/07/2018                                  1,700,000
UBS 7.375% 26/11/2004                                                    920,000
UBS 8% 08/01/2007                                                        580,000
Unique Public Finance 6.542% 30/03/2021                                1,000,000
University of Greenwich (AMBAC) 6.367% 31/07/2028                        650,000
Varsity Funding FSA 6.4175-8.7195% 24/07/2026                            500,000
Vaux 9-7/8% 26/09/2015                                                   250,000
Vodafone Grp 7-7/8% 6/11/2001                                          2,350,000
Welcome Break (Class A3) 7.95% 1/9/2015                                1,500,000
Wellington Pub Co. 6.735% 15/01/2029                                   2,500,000
Welsh Water 7-5/8% 21/03/2014                                          1,000,000
Wessex Water 5.875% 30/03/2009                                           500,000

West Deutsche LB 8-1/2% 2/6/03                                         1,050,000
Westland 12-3/8% 30/9/2008                                               500,000
Wolverhampton & Dudley 6.5% 18/06/2019                                   500,000
Woolwich B.S. 10-1/8% 21/12/2012                                       1,930,000
Yorkshire Water 6.875% 23/4/2010                                       3,000,000

         SCHEDULE 'B' - DATA REQUIREMENTS

         The following information should be provided by the Cedant to XL Mid Ocean as at the Transfer Date and then on each Pre-Payment Date:

         In force policy listing             ANNUITANT'S NAME
                                             DATE OF BIRTH (1)
                                             JOINT ANNUITANT'S NAME
                                             DATE OF BIRTH (2)
                                             CURRENT ANNUITY AMOUNT
                                             ANNUITY AMOUNT AT ISSUE
                                             FREQUENCY
                                             IN ADVANCE/ARREARS
                                             ESCALATION RATE
                                             REDUCTION IN BENEFIT ON REVERSION
                                             GUARANTEE OUTSTANDING
                                             FIRST OR JOINT ANNUITANT BEING PAID
                                             NEXT PAYMENT DUE DATE
                                             REMAINING TERM
                                             POLICY NUMBER

         Schedule of Deaths notified since the previous Pre-Payment Date, together with copies of Death Certificates.

         Schedule of Reversions notified since the previous Pre-Payment Date.

         Pre-Payment Due and supporting calculations, including a summary of actual payments made over the previous Pre-Payment Period.

         DATED                                          2000

         ___________________________________________________

                  OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED (1)

                                       AND

                        XL MID OCEAN REINSURANCE LTD        (2)

                           -------------------------

                               SECURITY AGREEMENT

                           -------------------------

                                   NORTON ROSE

                                    CONTENTS

CLAUSE                                                                         PAGE
1    Definitions and interpretation..........................................    1

2    Covenant and charge.....................................................    4

3    Delivery of additional Collateral and improved Collateral...............    4

4    Return of Collateral....................................................    5

5    Rounding, minimum transfers and information.............................    6

6    Exchange and substitution of Collateral.................................    6

7    Appointment of new Custodian or Sub-Custodian...........................    6

8    Dispute Resolution......................................................    6

9    Power of sale...........................................................    7

10   Application of Cash Collateral..........................................    7

11   Further assurance.......................................................    8

12   Power of attorney.......................................................    8

13   Receiver................................................................    8

14   Effectiveness of Collateral.............................................    8

15   Subsequent interests and accounts.......................................    9

16   Representations and warranties relating to the Chargor..................    9

17   Negative pledge.........................................................   10

18   Costs and expenses......................................................   10

19   The transferred Collateral..............................................   10

20   Currency conversion.....................................................   10

21   Notices.................................................................   10

22   successors..............................................................   11

23   Client money rules......................................................   11

24   Valuation agent.........................................................   11

25   Law and jurisdiction....................................................   11

26   Amendments..............................................................   11

27   Counterparts............................................................   11

28   Third Party Rights......................................................   11

Annex 1 Notice to Custodian/Deposit Taker....................................   13

Annex 2 Custodian Agreement..................................................   14

Annex 3 The Accounts ........................................................   15

  THIS SECURITY AGREEMENT is made on                        2000

  BETWEEN:

  (1) OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED (No. 943621) whose registered address is Century House, 5 Old Bailey, London EC4M 7BA (the "SECURED PARTY"); and

  (2) XL MID OCEAN REINSURANCE LTD a company incorporated under the laws of Bermuda whose principal place of business is Wessex House, 45 Reid Street, PO Box HM 1066, Hamilton HM EX, Bermuda (the "CHARGOR").

  IT IS AGREED as follows:

  1      DEFINITIONS AND INTERPRETATION

1.1      In this Security Agreement

         "ACCOUNTS" means the designated accounts of the Chargor with the Custodian, each sub-custodian, investment manager and any other relevant person under the Custodian Agreement in which the Non-Cash Collateral and Cash Collateral (other than the balance of the Pre-Payment Fund from time to time) subject to this Security Agreement are held and as specified in Annex 3;

         "ADJUSTED ASSET REGULATIONS" means the Asset Regulations except that
         (i) any admissibility percentage applicable for determining admissible assets set out in Part II of Schedule 12 to the Asset Regulations shall be deemed not to exceed 5 per cent., and (ii) the application of any such admissibility percentage shall not give rise to any admissibility limit of less than GBP one million; and (iii) the aggregate admissible value of Non-GBP Assets will not exceed 20% of the Required Amount; and
         (iv) the aggregate admissible value of Unhedged Non-GBP Assets will not exceed one per cent of the Required Amount; and (v) Currency Hedge Assets shall be deemed to be assets for the purposes of efficient portfolio management provided that such assets hedge a Non-GBP Asset back into GBP. For the avoidance of doubt Currency Hedge Assets contained within the Collateral shall be aggregated with all other Collateral to determine whether individual counterparty limits have been exceeded;

         "APPOINTED ACTUARY" shall have the meaning set out in the Reinsurance Agreement;

         "ASSET REGULATIONS" means the Insurance Companies Regulations 1994 and all other relevant regulations and professional guidance from time to time relating to the valuation and/or admissibility of the long term business assets of United Kingdom insurance companies provided that, for the purpose of this definition, references to long term business amount in such regulations and guidance shall be deemed to be references to the Required Amount;

         "BANKING DAY" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in (i) London and Bermuda and (ii) in the case of a delivery of Permitted Collateral (a) the location of the account into which such delivery is to be made, and (b) either, in the case of a delivery of Cash, the principal financial centre of the currency of such Cash or, in the case of a delivery of Non-Cash Assets, the location of the account out of which such delivery shall be made, and, if different, the place where the delivery will be registered (if applicable);

         "BUSINESS COVERED" shall have the meaning set out in the Reinsurance Agreement;

         "CALL AMOUNT" means on any Valuation Date the GBP amount (rounded pursuant to clause 5.1) by which the Required Amount exceeds the aggregate Value (calculated as at the close of business on the Banking Day immediately preceding the Valuation Date) of the Collateral held by the Custodian on behalf of the Secured Party on such date;

         "CASH" means any Deposits denominated in GBP and such other currency or currencies as may from time to time be agreed in writing between the parties together with the balance from time to time of the Pre-Payment Fund;

         "CASH COLLATERAL" means Collateral comprising Cash;

         "COLLATERAL" means all the assets whether Cash or Non-Cash which stand to the credit of the Accounts from time to time delivered pursuant to this Security Agreement together with all Proceeds, interest earned on Cash Collateral (which interest shall accrue for the benefit of the Chargor at such rate(s) as shall be agreed between the Chargor and the Custodian and the Custodian and Sub-Custodian in accordance with the Custodian's and/or Sub-Custodian's (as the case may be) normal practice), substitutions for and additions to the foregoing and which have not been redelivered to the Chargor;

         "COLLATERAL RIGHTS" means all rights, powers and remedies of the Secured Party provided by this Security Agreement or by law;

         "CURRENCY HEDGE ASSETS" means a foreign exchange contract (or such other financial instrument as may from time to time be agreed between the parties thereto) the effect of which is to forward sell either EURO or USD and to forward purchase GBP, at a rate and future date determined when such contract is entered into;

         "CUSTODIAN" means the bank or other custodian chosen by the Chargor (in its absolute discretion) which will hold the Collateral on behalf of the Secured Party;

         "CUSTODIAN AGREEMENT" means the agreement between the Chargor and the Custodian substantially in the form of Annex 2;

         "DEFERRED PREMIUM PAYMENT DATE" shall have the meaning given to it in the Reinsurance Agreement;

         "DEPOSIT" means each credit balance from time to time on an Account and all rights, benefits and proceeds in respect thereof;

         "EURO" means the lawful currency widely adopted in the European Common Currency Area and, wherever mentioned in this Security Agreement, shall also include any successor thereto;

         "EVENT OF DEFAULT" means in relation to the Chargor:

         (i) the passing of a resolution for its winding up, a court of competent jurisdiction making an order for the Chargor's winding up or dissolution, the making of an administration order in relation to the Chargor, the appointment of a receiver over, or an encumbrancer taking possession of or selling, all or substantially all of the assets of the Chargor, the Chargor making an arrangement or a composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally or any analogous proceedings being undertaken or occurring under the courts of any other relevant jurisdiction; or

         (ii) any breach by the Chargor of (A) clause 15 (Term and Termination) of the Reinsurance Agreement, (B) any provision of the Reinsurance Agreement which is not capable of remedy or
                  (C) any provision of the Reinsurance Agreement which, being capable Of remedy, is not remedied within 30 Banking Days of such breach; or

         (iii) any breach by the Chargor of any provision of this Security Agreement;

         "GBP" means the lawful currency of the United Kingdom and, wherever mentioned in this Security Agreement, shall also include any successor currency thereto;

         "GBP ASSET" means an asset which is denominated in GBP;

         "HEDGED NON-GBP ASSETS" means the Non-GBP Assets in respect of which Currency Hedge Assets are held which have the effect of removing the exposure of those Non-GBP Assets to

                                        2

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         future changes in the exchange rates of the Euro or USD against GBP;

         "LIBOR" means the six monthly London Inter-Bank Offered rate of Barclays Bank plc;

         "LIABILITY REGULATIONS" means the Insurance Companies Regulations 1994 and all other relevant regulations and professional guidance from time to time relating to the valuation of liabilities of the long term business of United Kingdom insurance companies;

         "NON-CASH ASSETS" means such GBP Assets or such Non-GBP Assets as shall accord with the criteria set out in the Adjusted Asset Regulations;

         "NON-CASH COLLATERAL" means Collateral comprising Non-Cash Assets;

         "NON-GBP ASSETS" means an asset which is denominated in EURO or an asset which is denominated in USD;

         "Obligations" means all obligations owing to the Secured Party by the Chargor under the Reinsurance Agreement and this Security Agreement, whether present or future, actual or contingent;

         "PERMITTED COLLATERAL" means collectively Cash and Non-Cash Assets;

         "PRE-PAYMENT FUND" shall have the meaning given to it in the Reinsurance Agreement;

         "PROCEEDS" means all principal, interest, dividends and other payments and distributions of cash or other property paid or distributed in connection with all Non-Cash Collateral and all rights privileges and other securities of every kind distributed with respect thereto or in exchange therefor. For the avoidance of doubt, Proceeds will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Collateral;

         "REINSURANCE AGREEMENT" means the Reinsurance Agreement between the Secured Party and the Chargor dated 20 December 1999;

         "REQUIRED AMOUNT" means, on any Valuation Date, 100% of the net present value of the future projected annuity cash flows (calculated as at the close of business on the day immediately preceding the Valuation Date) such amount to be determined by the Valuation Agent in the context of the Business Covered only and in accordance with the Liability Regulations in respect of the relevant block of Business Covered. To the extent that a resilience reserve, when calculated in respect of such block of Business Covered, would exceed GBP five million, then any such excess over GBP five million shall be included for the purposes of this calculation;

         "RETURN AMOUNT" means, on any Valuation Date, the GBP amount (rounded pursuant to clause 5.2) by which the aggregate Value (calculated as at the close of business on the Banking Day immediately preceding the Valuation Date) of the Collateral held by the Custodian on behalf of the Secured Party exceeds the then current Required Amount;

         "SUB-CUSTODIAN" means the bank or other sub-custodian chosen by the Custodian (in its absolute discretion) which will hold the Collateral on behalf of the Custodian for the Secured Party;

         "SUB-CUSTODIAN AGREEMENTS" means the agreements between the Custodian and the Sub-Custodians;

         "UNHEDGED NON-GBP ASSETS" means Non-GBP Assets other than Hedged Non-GBP Assets:

         "USD" means the lawful currency of the United States of America and, wherever mentioned in this Security Agreement, shall also include any successor thereto;

         "VALUATION AGENT" means an actuary who would, if the Chargor were a life insurance company subject to the Insurance Companies Act 1982 (United Kingdom) be entitled to be appointed as

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

         an actuary to an insurance company in the terms of section 19 of such Act;

         "VALUATION DATE" means (i) the Deferred Premium Payment Date and (ii) the final Banking Day in each calendar quarter during the term of the Reinsurance Agreement and (iii) each Banking Day on which the Call Amount or the Return Amount exceeds GBP 2 million; and

         "VALUE" means in relation to any Collateral on any date, the admissible value of such Collateral as determined by the Valuation Agent on such date in accordance with the Adjusted Asset Regulations provided that, in determining "VALUE", the Valuation Agent shall only include such part(s) of the Pre-Payment Fund and the Accounts in respect of which the requirements of clause 2.4 have been met.

1.2 In this Security Agreement, any reference to (a) a "CLAUSE" is, unless otherwise stated, a reference to a clause hereof and (b) "THIS SECURITY AGREEMENT" and the "REINSURANCE AGREEMENT" is a reference to this Security Agreement or (as the context requires) the Reinsurance Agreement as amended, varied or supplemented from time to time. Clause headings are for ease of reference only. Terms used but not defined herein shall bear the respective meanings ascribed to them in the Reinsurance Agreement.

  2      COVENANT AND CHARGE

2.1 The Chargor shall discharge each of the Obligations in the manner provided for in the Reinsurance Agreement and this Security Agreement and pay to the Secured Party when due and payable and in the manner provided for in the Reinsurance Agreement and this Security Agreement each sum owing by the Chargor to the Secured Party in respect of the Obligations.

2.2 On the Deferred Premium Payment Date, the Chargor shall transfer to the Accounts, Permitted Collateral, having an aggregate Value at least equal to the Required Amount.

2.3 The Chargor charges with full title guarantee and by way of first fixed charge all of the Collateral the balance from time to time of the Pre-Payment Fund and all of its rights under the Custodian Agreement (insofar as the same relate to the Collateral) in favour of the Secured Party as security for the payment and discharge of all of the Obligations.

2.4 The Chargor shall deliver a notice to (and use its reasonable endeavours to procure acknowledgement from) the Custodian and any other relevant person under the Custodian Agreement and each relevant Deposit Taker of the security interest over each of the Accounts and (as the context requires) the Pre-Payment Fund, in the form set out in Annex 1.

2.5 The Chargor hereby agrees that the security provided by the terms of the covenant and charge in this Security Agreement shall be a continuing security for each of its Obligations and shall not be satisfied by any intermediate payment or satisfaction of the whole of any part of the Obligations.

2.6 The Chargor hereby waives any right it may have of first requiring the Secured Party to proceed against or claim payment from any other person or enforce any guarantee or security before enforcing this Security Agreement.

2.7 Where any discharge (whether in respect of the security constituted by this Security Agreement, any other security or otherwise) is made on the faith of any payment, security or other disposition which is avoided or any amount paid pursuant to any such discharge or arrangement must be repaid on bankruptcy or liquidation (or otherwise) of the Chargor, the security constituted by this Security Agreement and the liability of the Chargor under this Security Agreement shall continue as if there had been no such discharge or arrangement.

  3      DELIVERY OF ADDITIONAL COLLATERAL AND IMPROVED COLLATERAL

3.1 If a Call Amount exists on a Valuation Date, the Chargor shall by 12 p.m. London time on the second Banking Day following such Valuation Date, at the cost and expense of the Chargor, arrange for the delivery to the Accounts of further Permitted Collateral with a Value as at the relevant Valuation Date of not less than the Call Amount (and which, for the avoidance of doubt, shall be subject to the charge in clause 2 of this Agreement).

  3.2 If the Collateral (including, without limitation, the Pre-payment Fund) has, on any day (the "Relevant Day"), an average Standard & Poor's rating of below A (such rating to be of (i) the relevant asset(s) in respect of Non-Cash Assets and (ii) the Custodian and Deposit Taker(s) in respect of Cash), the Chargor shall (notwithstanding that the Call Amount is equal to or less than zero on the Relevant Day) deliver Permitted Collateral to the Account. Such Permitted Collateral shall be delivered on the second Banking Day following the Relevant Day and shall ensure that the average Standard & Poor's rating of the Collateral (including, without limitation, the Pre-payment Fund) after delivery is equal to or greater than A. If a Return Amount exists after such delivery, the provisions of clause 4 shall apply.

    4    RETURN OF COLLATERAL

  4.1 If a Return Amount exists on a Valuation Date, the Chargor may at any time, by giving written notice (a "REQUEST FOR RETURN") to the Secured Party and the Custodian, require the Secured Party to comply with the provisions of clause 4.2 or 4.3.

  4.2 If a Return Amount exists on a Valuation Date, and the Secured Party receives a Request for Return, by 10 a.m. London time, the Secured Party shall, by 12 p.m., London time, on the second Banking Day following the date of receipt of the Request for Return, at the cost and expense of the Chargor, arrange with the Custodian for the redelivery of a portion of the Collateral having a Value as at the relevant Valuation Date, equal to the Return Amount (rounded pursuant to clause 5.2) to the Chargor, whereupon that portion of the Collateral shall be released from the security interest constituted by this Security Agreement.

  4.3 If a Return Amount exists on a Valuation Date, and the Secured Party receives a Request for Return after 10 a.m. London time, the Secured Party shall by close of business on the third Banking Day following the date of receipt of the Request for Return at the cost and expense of the Chargor, arrange with the Custodian for the redelivery of a portion of the Collateral having a Value as at the relevant Valuation Date, equal to the Return Amount (rounded pursuant to clause 5.2) to the Chargor, whereupon that portion of the Collateral shall be released from the security interest constituted by this Security Agreement.

  4.4 When all Obligations have been paid, discharged and performed in full, the Secured Party will, upon the request and at the reasonable expense of the Chargor, release the security interest created pursuant to clause 2 and procure that the Custodian shall redeliver all Collateral (together with any interest each pursuant to clause 8) to the Chargor. Any such release shall be conditional upon no security, disposition or payment to the Secured Party by the Chargor being void, set aside or ordered to be refunded pursuant to any law relating to insolvency or for any other reason whatsoever and, if such condition is not fulfilled, the Secured Party will be entitled to enforce this Security Agreement as if such release had not occurred.

  4.5 Any notice given by the Chargor in accordance with clause 4.1 shall specify:

4.5.1 the Value of the Collateral in the Accounts as of the close of business on the Banking Day immediately preceding the relevant Valuation Date;

4.5.2    the Return Amount;

4.5.3 any other information necessary for the effective redelivery of Collateral in accordance with clause 4.2 or 4.3; and

4.5.4 the type of Collateral the Chargor wishes to have returned (where more than one type of Permitted Collateral has been delivered to the Accounts pursuant to this Security Agreement).

  5      ROUNDING, MINIMUM TRANSFERS AND INFORMATION

5.1 All Call Amounts shall be rounded up to the nearest integral multiple of GBP 1,000,000.

5.2 All Return Amounts shall be rounded down to the nearest integral multiple of GBP 1,000,000.

5.3 The Chargor will procure that the Valuation Agent will notify each party within 5 Banking Days following a Valuation Date (each such day being a "Notification Date") of the existence of a Call Amount or a Return Amount (if any) as the case may be.

5.4 On each Notification Date, on the first Banking Day of each month and on the First Banking Day after which the aggregate market value of assets exchanged out of the Collateral since the last such account exceeds 5% of the Required Amount as at the last such account and from time to time at the reasonable request of the Secured Party, the Chargor will provide to the Secured Party an account detailing all Collateral then held in the Accounts in a form and content substantially similar to the list of Agreed Assets as set out in Schedule A to the Reinsurance Agreement (but including, in addition, the market value of those assets) and such other details as may be agreed between the parties from time to time. Where the Secured Party requests additional information, the Chargor shall not unreasonably deny access to the Valuation Agent if the Secured Party so requests the Valuation Agent to provide such information.

5.5 At the reasonable request of the Secured Party and at reasonable intervals, the Chargor will provide to the Secured Party evidence in a form satisfactory to the Secured Party, that the Collateral is not subject to any Encumbrance other than the charge hereby created.

  6      EXCHANGE AND SUBSTITUTION OF COLLATERAL

6.1 The Chargor may from time to time sell or dispose of all or any part of the Collateral and replace such Non-Cash Collateral with Cash Collateral or Non-Cash Collateral of equal Value provided only that such sale or disposal is carried out on a delivery against payment basis, save in the case of any Currency Hedge Assets where payment is not made against delivery but is due in accordance with the terms of such Currency Hedge Asset

6.2 The Chargor may from time to time sell or dispose of all or any part of the Collateral and replace such Cash Collateral with Non-Cash Collateral of equal Value.

  7      APPOINTMENT OF NEW CUSTODIAN OR SUB-CUSTODIAN

         In the event that the Chargor shall appoint a new Custodian, or in event that the Chargor becomes aware of the appointment of any new Sub-Custodian, the Chargor shall give written notice of such appointment to the Secured Party as soon as is reasonably practicable thereafter.

  8      DISPUTE RESOLUTION

8.1 If the Secured Party or its Appointed Actuary does not approve any calculation performed by the Chargor or the Valuation Agent under this Security Agreement (or any other dispute which is to be determined in accordance with this clause 8) then the remaining provisions of this clause 8 shall apply.

8.2 If the Secured Party or its Appointed Actuary does not approve any one or more of the calculations performed by the Chargor or the Valuation Agent, the Secured Party shall deliver a notice in writing to the Chargor, specifying the calculation of which it does not approve and setting out in reasonable detail, the basis of the objection. Where a dispute is required to be determined elsewhere in this Security Agreement in accordance with this clause 8, either party shall be entitled to deliver a notice to the other party, setting out the details of the dispute in reasonable detail.

8.3 The Chargor and the Secured Party shall, within ten (10) Banking Days of delivery of the notice referred to in clause 8.2 attempt, in good faith, to resolve the dispute.

8.4 If the Chargor and the Secured Party are unable to resolve the dispute within the time period contemplated in clause 8.3, such dispute shall be referred to the respective Appointed Actuaries of the Chargor and the Secured Party, who shall further attempt to resolve the dispute amicably within ten (10) Banking Days of expiry of the period referred to in clause 8.3.

8.5 If the respective Appointed Actuaries of the Chargor and the Secured Party are unable to reach agreement within the time period contemplated in clause 8.4, the Chargor and the Secured Party shall agree upon an independent actuary. If the Chargor and the Secured Party are unable to reach agreement on the identity of the independent actuary within a period of ten (10) Banking Days of expiry of the period referred to in clause 8.4, such independent actuary shall be appointed by the President, for the time being, of the Institute of Actuaries in England and Wales.

8.6 The Chargor and the Secured Party shall use all reasonable endeavours to procure that the independent actuary perform the disputed calculation within fifteen (15) Banking Days of his appointment. Any calculation undertaken by the independent actuary shall be in his capacity as an expert and not as an arbitrator or quasi-arbitrator and his decision shall be final and binding on the Chargor and the Secured Party.

8.7 In the event that any of the matters contemplated in clauses 3.1 or 4.1 becomes the subject matter of a dispute to be determined in accordance with the provisions of this clause 8, and as a result thereof, the Chargor or the Secured Party (as the case may be) shall not be able to make payment of a Call Amount or a Return Amount within the period required after the relevant Valuation Date, the Valuation Date shall be the date upon which the dispute is settled or determined (as the case may be) in accordance with this clause 8.

  9      POWER OF SALE

9.1 If at any time an Event of Default has occurred and is continuing, the Secured Party shall be entitled, without prior notice to the Chargor or prior authorisation from any court, to sell or otherwise dispose of in any manner permitted by law, all or any part of the Collateral. The Secured Party shall be entitled to apply the proceeds of such sale or other disposal in paying the costs of that sale or disposal and in or towards the discharge of the Obligations. The Secured Party shall be entitled to treat any Cash Collateral as if it were the proceeds of such sale or other disposal.

9.2 The power of sale or other disposal in clause 9.1 shall operate as a variation and extension of the statutory power of sale under s101 of the Law of Property Act 1925 and the Secured Party may exercise any power available to it by virtue of this Security Agreement or available to a secured creditor. The restrictions contained in s93 and s103 of the Law of Property Act 1925 shall not apply to this Security Agreement or to any exercise by the Secured Party of its right to consolidate mortgages or its power of sale.

9.3 In favour of a purchaser of all or any part of the Collateral, a certificate in writing by an officer, attorney or agent of the Secured Party that any power of sale or other disposal has arisen and is exercisable shall be conclusive evidence of that fact and no purchaser shall be concerned to enquire whether any power exercised or purported to be exercised by the Secured Party has become exercisable or whether any Obligation remains due.

 10      APPLICATION OF CASH COLLATERAL

         In respect of Cash Collateral, the Secured Party may at any time after an Event of Default with respect to the Chargor has occurred and is continuing, without prior notice to the Chargor, apply or appropriate the Cash Collateral in or towards the payment or discharge of any amounts payable by the Chargor with respect to any Obligation in such order as the Secured Party sees fit; or set off all or any part of any amount payable by the Chargor with respect to any Obligation against any obligation of the Secured Party to repay any amount to the Chargor in respect of the Permitted Collateral; and for these purposes the Secured Party shall be entitled to make any currency conversions or effect any transaction in currencies which it thinks fit and to do so at such times and rates as it thinks proper.

    11   FURTHER ASSURANCE

         On demand by the Secured Party, the Chargor shall promptly upon notice from the Secured Party execute all documents and do or procure all things (including the delivery, transfer, assignment or payment of all or part of the Collateral to the Custodian or Sub-Custodian on behalf of the Secured Party) that the Secured Party may reasonably specify for the purpose of (a) exercising the Collateral Rights when the relevant Collateral Rights become exercisable or (b) securing and perfecting its security over or title to all or any part of the Collateral or (c) enabling the Secured Party to vest all or part of the Collateral in its name or in the name(s) of its nominee(s), agent or any purchaser when the Collateral Rights become exercisable.

    12   POWER OF ATTORNEY

         The Chargor, by way of security, irrevocably appoints the Secured Party as its attorney and in its name, on its behalf and as its attorney to execute, deliver and perfect all documents and do all things in the name of the Chargor or the Secured Party (as the attorney may decide) that the Secured Party may consider to be requisite for (a) carrying out any obligation imposed on the Chargor under this Security Agreement or (b) exercising any of the Collateral Rights. The Chargor shall ratify and confirm all things done and all documents executed by the Secured Party in the exercise of that power of attorney.

    13   RECEIVER

  13.1 If at any time, an Event of Default has occurred and is continuing, the Secured Party may by writing (acting through an authorised officer of the Secured Party) without notice to the Chargor appoint one or more persons to be receiver of the whole or any part of the Collateral (each such person being (a) entitled to act individually as well as jointly and (b) for all purposes deemed to be the agent of the Chargor).

  13.2 In addition to the powers of the Secured Party conferred by clause 13, each person appointed pursuant to clause 13.1 shall have, in relation to the part of the Collateral in respect of which he is appointed, all the powers (as varied and extended by the provisions hereof) conferred by the lnsolvency Act 1986 and the Law of Property Act 1925 on mortgagors and mortgagees in possession, administrators, receivers and administrative receivers appointed under those Acts (whether or not such person is such).

    14   EFFECTIVENESS OF COLLATERAL

  14.1 The collateral constituted by this Security Agreement and the Collateral Rights shall be cumulative, in addition to and independent of every other security which the Secured Party may at any time hold for the Obligations or any rights, powers and remedies provided by law. No prior security held by the Secured Party over the whole or any part of the Collateral shall merge into the Collateral hereby constituted.

  14.2 This Security Agreement shall remain in full force and effect as a continuing arrangement:

14.2.1   unless and until the Secured Party discharges it; or

14.2.2   unless terminated by agreement between the parties.

  14.3 No failure on the part of the Secured Party to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right. The obligations of the Chargor under this Security Agreement shall not be affected by any act, omission or circumstance which, but for this provision, might operate to release or otherwise exonerate the Chargor from its obligations hereunder.

  14.4 If, at any time, any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

  14.5 In relation to any share in a company which is for the time being part of the Collateral, the rights attached to such share shall be exercisable by the Secured Party only for the purpose of preserving the value of such share or of realising it, and unless there is an Event of Default with respect to the Chargor, shall be exercisable only in accordance with the Chargor's instructions or otherwise in its interests.

    15   SUBSEQUENT INTERESTS AND ACCOUNTS

  15.1 If the Secured Party at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of the Collateral, all payments which would otherwise have been made by the Chargor to an Account shall thereafter be treated as having been credited to a new account of the Chargor and not as having been applied in reduction of the Obligations as at the time when the Secured Party received notice.

  15.2 All monies received, recovered or realised by the Secured Party under this Security Agreement (including the proceeds of any conversion of currency) may in its discretion be credited to and held in any suspense or impersonal account pending their application from time to time in or towards the discharge of any of the Obligations.

    16   REPRESENTATIONS AND WARRANTIES RELATING TO THE CHARGOR

  16.1   The Chargor represents and warrants to the Secured Party that:

16.1.1 the Collateral is beneficially owned by the Chargor free from any mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement having similar effect ( "ENCUMBRANCE") other than the security interest granted under clause 2;

16.1.2 it has the power to grant a security interest in any Collateral it transfers to the Secured Party under this Security Agreement and all the necessary corporate authority has been obtained and action taken for the Chargor to grant a security interest in any Collateral it transfers to the Secured Party under this Security Agreement and execute and deliver and perform the covenants and obligations contained in this Security Agreement;

16.1.3 upon the transfer of any Collateral by the Chargor to the Secured Party, the Secured Party shall have a valid security interest in such Collateral;

16.1.4 the performance by the Chargor of any of its obligations contained in this Security Agreement will not result in the creation of any Encumbrance on any Collateral transferred to the Secured Party other than the security interest created under this Security Agreement; and

16.1.5 it is not unable to pay its debts within the meaning of s123 of the Insolvency Act 1986, s162 of the Bermudian Companies Act 1981 or otherwise and that it has not and will not become unable to pay its debts within the meaning of either section or otherwise in consequence of its entering into, or doing any act or thing contemplated or permitted or required to be done by it under this Security Agreement and the assets of the Chargor are now and will remain immediately after the date hereof greater than its liabilities (taking into account the actuarial value of its contingent and prospective liabilities) for the purposes of s123(2) and s241 of the Insolvency Act 1986.

  17     NEGATIVE PLEDGE

17.1 The Chargor covenants that it will not during the subsistence of this Security Agreement, except with the prior written consent of the Secured Party create, grant or permit to exist any Encumbrance, as defined in clause 16.1.1, other than the charge hereby created, on or over all or any part of the Collateral or any interest therein; or

  18     COSTS AND EXPENSES

         All the Secured Party's costs and expenses (including legal fees and any value added tax) incurred in connection with (a) the enforcement of the Collateral hereby constituted or (b) the exercise of any Collateral Right, shall be reimbursed to the Secured Party by the Chargor on demand on a full indemnity basis together with interest from the date the same were incurred to the date of payment at LlBOR plus 2% per annum.

  19     THE TRANSFERRED COLLATERAL

19.1 All calls or other payments which may become due in respect of the Collateral transferred to the Secured Party shall be paid by the Chargor, and any failure on the part of the Chargor to make such payment will result in the Secured Party having the right to elect to make such payment on behalf of the Chargor and demand immediate repayment by the Chargor of such payment to itself (and such payment shall be so repayable by the Chargor), provided that (for so long as the value of the Collateral is equal to or greater than the Required Amount), the Secured Party, by written notice to the Chargor, has given the Chargor a reasonable period of time to discharge any such calls or other payments.

19.2 At any time after the occurrence of an Event of Default and without any further consent or authority on the part of the Chargor, the Secured Party may exercise, at its discretion (in the name of the Chargor or otherwise) in respect of any of the Collateral transferred to it, any voting rights and any powers or rights which may be exercised by the person or persons in whose name or names such Collateral is registered or who is the bearer or holder of them.

19.3 The Secured Party shall have no liability to perform or fulfil any obligation of the Chargor in respect of the Collateral transferred to the Secured Party.

  20     CURRENCY CONVERSION

         For the purpose of or pending the discharge of any of the Obligations, the Secured Party may convert any money received, recovered or realised or subject to application by it under this Security Agreement from one currency to another, as the Secured Party may think fit and any such conversion shall be effected at Barclays Bank plc's spot rate of exchange for the time being far obtaining such other currency with the first currency.

  21     NOTICES

21.1 Any notice or demand to be served by one person on another pursuant to this Security Agreement may be served by leaving it at the address specified on page 1 hereof (or such other address as such person may previously have specified in writing) or by letter posted by prepaid first-class past to such address (which shall be deemed to have been served on the tenth day following the date of posting), or by fax to the fax number specified on page 1 hereof (or such other number as such person may previously have specified) (which shall be deemed to have been received when transmission has been completed).

21.2 The Chargor hereby irrevocably appoints NacRe International Limited as its agent to receive service of any notice or demand to be served on it pursuant to this Security Agreement. The registered address of NacRe International Limited is New London House, 6 London Street, London EC3R 7LP.

21.3 For the purposes of this clause 21, the parties' respective facsimile numbers are:

21.3.1 XL Mid Ocean: 001 441 292 5226 or such other facsimile number as may be notified to the Secured Party in writing from time to time;

21.3.2 the Secured Party: + 44 (0) 1256 743 545 or such other facsimile number as may be notified to the Secured Party in writing from time to time; and

21.3.3 NacRe International Limited: + 44 (0) 207 338 0160, or such other facsimile number as may be notified to the Secured Party in writing from time to time.

    22   SUCCESSORS

         This Security Agreement shall remain in effect despite any amalgamation or merger (however effected) relating to the Secured Party and references to the Secured Party shall be deemed to include any assignee or successor in title of the Secured Party and any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of the Secured Party hereunder or to which under such laws the same have been transferred.

    23   CLIENT MONEY RULES

  23.1   Each party hereby agrees that:

23.1.1 the Secured Party is not treating the Chargor as a client as defined in the Financial Services (Client Money) Regulations 1991 (the "RULES"); and

23.1.2 money transferred to the Secured Party pursuant to this Security Agreement will not be subject to the protections conferred by the Rules to which the Secured Party is subject.

    24   VALUATION AGENT

         The Chargor shall procure that all calculations carried out by the Valuation Agent shall be determined in a commercially reasonable manner.

    25   LAW AND JURISDICTION

         This Security Agreement shall be governed by English law and the English courts shall have non-exclusive jurisdiction to settle any dispute which may arise from or in connection with it.

    26   AMENDMENTS

         No amendment, modification or waiver in respect of this Security Agreement will be effective unless in writing (including writing evidenced by facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

    27   COUNTERPARTS

         This Security Agreement may be executed in one or more counterparts and by the different parties on separate counterparts, each of which when executed shall be an original, but all the counterparts together shall constitute one and the same instrument.

    28   THIRD PARTY RIGHTS

         A person that is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce a term of this Agreement, provided that this clause 28 does not affect any right or remedy of a third party which exists or is available apart from that Act.

                                     ANNEX 1
                        NOTICE TO CUSTODIAN/DEPOSIT TAKER

To:

Copy to: OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED

We refer to (i) the Security Agreement (the "SECURITY AGREEMENT") dated 20 December 1999 entered into by us in favour of OLD MUTUAL LIFE ASSURANCE COMPANY LIMITED of Century House, 5 Old Bailey, London ("OLD MUTUAL") and (ii) the Reinsurance Agreement (the "REINSURANCE AGREEMENT") dated 20 December 1999 entered into between us and Old Mutual, a copy of each such agreement is annexed to this notice. Terms defined in the Security Agreement shall have the same meanings in this notice.

Notice is hereby given by us to you that, by and pursuant to the Security Agreement, we have charged in favour of the Secured Party all of the Collateral and the Pre-Payment Fund.

We hereby instruct that you shall accept instructions from OLD MUTUAL in relation to the [Collateral][Pre-Payment Fund] to OLD MUTUAL in accordance with the provisions of the Security Agreement and the Reinsurance Agreement.

Yours faithfully

_______________________________________________

For and on behalf of
XL MID OCEAN REINSURANCE LTD.
Date  _______________________

Acknowledged by

_______________________________________________

Date _______________________

                                     ANNEX 2
                               CUSTODIAN AGREEMENT

                                     ANNEX 3
                                  THE ACCOUNTS

(1)      XL Mid Ocean - Old Mutual XLR F0802252

         Type: Pounds Sterling Cash Transfer Account

(2)      XL Mid Ocean - OM Mutual XLR F0802262

         Fixed Income Portfolio

                                   SCHEDULE 2

                               Security Agreement

                                   SCHEDULE 3

            Statement of Investment Policy Guidelines and Objectives

         XL MID OCEAN REINSURANCE LTD.                             ATTACHMENT A.

                         STATEMENT OF INVESTMENT POLICY
                            GUIDELINES AND OBJECTIVES
                         Sterling Fixed income Portfolio

         A.       INVESTMENT OBJECTIVE

                  The basic objective is to attain the highest total return consistent with a reasonable degree of risk by investing in fixed income securities. Success in achieving that objective will be measured by comparing the risk and after-fee return of the Portfolio to a custom index consisting of: 81% MERRILL LYNCH STERLING NON-GILTS INDEX, 10+ YEARS, 9% MERRILL LYNCH STERLING NON-GILTS INDEX, 1-10 YEARS AND 10% MERRILL LYNCH UK ALL GILTS INDEX (THE "BENCHMARK INDEX").

                  WESTERN ASSET MANAGEMENT COMPANY LIMITED (hereinafter the "Investment Manager") and XL MID OCEAN REINSURANCE LTD (hereinafter the "Client") will review the appropriateness of the benchmark annually against the liability profile.

         B.       STATEMENT OF PURPOSE

                  The purpose of these Guidelines is to:

                  - Establish the investment objective and performance standards of the Portfolio;

                  - Ensure that the Investment Manager has the capability to evaluate the risks of all financial instruments in which the Portfolio is invested;

                  - Prevent the Investment Manager from exposing the Portfolio to excessive overall levels of risk, exposure to inappropriate risk sources, or disproportionate exposure to any one risk source.

         Set out reporting requirements and risk controls required by the Appointed Actuary to the Fund.

         C.       INVESTMENT GUIDELINES

                  The Investment Manager will manage a diversified fixed income portfolio consistent with the Investment Objectives and Statement of Purpose outlined above and in compliance with the Guidelines stated below. Use of derivative securities in the management of the Portfolio should not expose the Portfolio to risks that would be considered inappropriate under these Guidelines if accessed with physical securities.

                  The Guidelines are divided into two parts being those associated with market driven risks and those for controlling event-driven risks.

                  MARKET-DRIVEN RISKS are systematic risks that are priced more or less continuously in active markets. They are defined by their linkage to a single fundamental risk source that is readily observed. Examples include:

                           -        Interest rate risk (level and yield curve)

                           - Credit risk (spread to Gilts of varying credit qualities)

                           - Sector risk (spread of various sector yields to Gilts)

                  Market-driven risks are best controlled by measuring and limiting portfolio sensitivity thereto.

                  EVENT-DRIVEN RISKS are distinctive risks associated with particular securities or markets. Their important features are that the status of the underlying risk is not readily proxied by price movements in active markets and, while the probability of the event risk being realized in any period tends to be low, the consequences of realization tend to be large. Examples of event-driven risks include individual issues downgrade/default risk, etc.

                  Event-driven risks are best controlled by diversification requirements.

                  1.       MARKET RISKS:

                           (a) Sources of market risk to which portfolio exposure is appropriate are as follows:

                                    -        Level and shape of the UK yield
                                             curve

                                    -        Yield spread between Gilts and
                                             various qualities of non-government
                                             debt

                           (b) The investment Manager at all times must be able to identify all such sources of risk to which the Portfolio in aggregate is exposed. This requirement applies to both physical and derivative securities. The purchase of securities with exposure to sources of risk other than those listed above is allowed only with the prior written consent of the Client.

                           (c) The Investment Manager shall maintain an awareness of the range of values that can be assumed by the various sources of market risk to which the Portfolio is exposed. In addition, the Investment Manager shall maintain an awareness of the likelihood that any given source of market risk will assume a given value within a year. The range and likelihood of values described above shall be based on reasonable empirical evidence.

                           (d) The Investment Manager shall STRESS TEST the sensitivity of the Portfolio to changes in the value of relevant risk sources across the full range of likely values the risk sources may assume. Futures, options, forward contracts and other derivative instruments will be included in this analysis of Portfolio risk exposures. The Investment Manager will manage the Portfolio so that its stress-test sensitivity to an adverse change in market conditions is expected to be no more than a 2% decline in principal value relative to the Benchmark Index over any one-year period, based on a statistical confidence of two standard deviations.

                           (e) On a prospective basis, the Investment Manager will manage the TRACKING ERROR of the Portfolio with respect to the Benchmark Index. The tracking error of the Portfolio is the annualized standard deviation of the difference between the returns of the Portfolio and the returns of the Benchmark Index. The prospective annualized tracking error for the Portfolio should not exceed 100 basis points, based on a statistical confidence of one standard deviation.

                           (f) The Investment Manager will ensure that the Client's Portfolio shall be invested at all times such that, under the Actuarial Resilience Test (as advised by the Appointed Actuary), the excess of the Portfolio value over the Liabilities will exceed L2.5 million.

                  The maximum effective duration of the Portfolio will never be more than +/-5% of the effective duration of the Benchmark Index.

                  Procedures for demonstrating compliance with these market risk guidelines will be established in cooperation with the Client.

                  2.       EVENT-DRIVEN RISKS:

                  The following guidelines relate to diversification standards to control event-driven risks such as default and counter party risks.

                           (a)      ELIGIBLE SECURITIES

                           The Investment Manager will have full discretion to manage the Portfolio subject to the following maturity, credit and diversification and marketability guidelines:

                                    (i)      Funds may be invested in Sterling
                                             denominated fixed income
                                             instruments. Such instruments may
                                             be interest bearing or discounted,
                                             fixed or floating rate, convertible
                                             or non-convertible, collateralized
                                             (subject to restrictions stated
                                             elsewhere) or non-collateralized
                                             and may also include so-called zero
                                             coupon, stripped or partly paid
                                             securities so long as partly paids
                                             are not used to leverage the
                                             Portfolio. In the case of Mortgage
                                             Pass-Through Securities (GNMA,
                                             FNMA, FHLMC, Savings and Loan and
                                             Banks), which may be purchased for
                                             immediate settlement or for "to be
                                             announced" ("TBA") forward
                                             settlement, all underlying debt
                                             must have been issued on or after
                                             July 18, 1984 and, in the case of
                                             US Collateralized Mortgage
                                             Obligations (CMO's), that they have
                                             been issued on or after July 18,
                                             1984 and there is an opinion from
                                             counsel stating that such
                                             obligations will be considered debt
                                             for tax purposes;

                                    (ii)     Investment in financial futures and
                                             OTC and exchange traded options
                                             shall be permitted as part of and
                                             in conjunction with overall
                                             Portfolio strategy provided such
                                             instruments are not used to
                                             leverage the Portfolio. However, no
                                             futures or options on futures
                                             positions will be established in
                                             the portfolio that would create an
                                             interest rate risk exposure or
                                             other risk exposure outside the
                                             normal range established for the
                                             account.

                                    (iii)    Private Placements: Securities
                                             defined under Rule 144A of the
                                             Securities Act of 1933 shall be
                                             permitted. No Investments will be
                                             made in directly placed Private
                                             Placements.

                                    (v)      Investment in Structured Notes is
                                             permissible provided that:

                                             -        the purchased security is
                                                      freely transferable;

                                             -        the securities are offered
                                                      pursuant to an indenture
                                                      and not pursuant to a loan
                                                      agreement;

                                             -        the terms of the debt
                                                      instrument have not been
                                                      initiated by the
                                                      Investment Manager
                                                      directly with the issuer;
                                                      and

                                             -        it has the indicia of a
                                                      security rather than a
                                                      loan.

                                    (vi)     Investments will not be made in
                                             securities that result in a
                                             deduction of withholding tax from
                                             interest payments, unless the
                                             after-tax total return on such
                                             investments is superior to other
                                             investment opportunities.

                           (b)      CREDIT QUALITY:

                           Holdings are subject to the following limitations:

                                    (i)      Cash equivalents (fixed income
                                             instruments maturing in one year or
                                             less at the time of issuance) shall
                                             be rated A1 / P1: or, where a
                                             short-term rating is not available,
                                             then an A OR HIGHER by Standard &
                                             Poor's or Moody's Investors
                                             Service: or, in the case of non-US
                                             instruments, the equivalent in the
                                             best judgement of the Investment
                                             Manager,

                                    (ii)     Fixed income instruments with an
                                             effective duration of one year or
                                             less shall meet the credit quality
                                             requirements as outlined in 2 (b)
                                             (iii),(iv) and (v);

                                    (iii)    Longer-term instruments of
                                             non-governmental issuers must have
                                             a minimum rating at the time of
                                             purchase of B3/B- or higher by
                                             S&P and Moody's Investors Service
                                             or the equivalent in the best
                                             judgement of the Investment
                                             Manager;

                                    (iv)     Securities with a credit rating
                                             between Baa1/BBB+ and Baa3/BBB- may
                                             be purchased provided that
                                             immediately following such purchase
                                             the aggregate market value of such
                                             rated securities DOES NOT EXCEED
                                             20% of the portfolio;

                                    (v)      Securities with a credit rating
                                             below Baa3/BBB- may be purchased
                                             provided that immediately following
                                             such purchase the aggregate market
                                             value of securities rated BELOW
                                             Baa3/BBB- DOES NOT EXCEED 10% of
                                             the total portfolio;

                                    (iv)     The AVERAGE CREDIT QUALITY of the
                                             Portfolio will never fall below
                                             AA-. The average credit quality of
                                             the portfolio shall be calculated
                                             using Salomon Yield Book or a
                                             similar fixed income analytic
                                             system.

                                    (v)      In the event of a SPLIT RATING, the
                                             lower rating will apply.

                                    (vi)     If there is a DOWNGRADE IN THE
                                             CREDIT RATING of securities held in
                                             the Portfolio below the above
                                             minimum ratings then the Investment
                                             Manager shall notify the Client in
                                             writing and shall liquidate the
                                             securities as soon as practicable.

                           (c)      CONCENTRATION:

                           Holdings are subject to the following limitations:

                                    (i)      The maximum investment in the
                                             securities of ANY ONE ISSUER with a
                                             credit rating above Baa3/BBB-
                                             shall not exceed 5% of the market
                                             value of the Portfolio at the time
                                             of purchase with the exception of
                                             issues from the UK Treasury and
                                             direct agencies of the UK
                                             Government.

                                    (ii)     Non-agency issued mortgage-backed
                                             securities are permitted without
                                             limitation if credit enhancement
                                             has been obtained resulting in a
                                             rating of Baa3/BBB- or better by
                                             Moody's Investors Service and/or
                                             Standard & Poor's. Securities
                                             without such credit enhancement are
                                             subject to the credit restrictions
                                             outlined above.

                                    (iii)    The maximum investment in the
                                             securities of ANY ONE ISSUER with a
                                             credit rating BELOW INVESTMENT
                                             GRADE shall not exceed 1% of the
                                             market value of the Portfolio at
                                             the time of purchase.

                                    (iv)     The maximum investment in any
                                             outstanding SINGLE ISSUE shall not
                                             exceed 5% of the market value of
                                             the Portfolio at the time of
                                             purchase except for issuers listed
                                             in 2(c) (i) and (ii) above.

                           (d)      MARKETABILITY AND TRADING:

                           All holdings will be in issues of sufficient size and actively enough traded to facilitate transactions at minimum cost and accurate market valuations.

                           (e)      COUNTER PARTIES:

                           All futures, forward foreign exchange contracts, options and unlisted option contracts may only be entered into with Counter parties with a credit rating of A or higher by Standard & Poor's and Moody's Investors Service or Thomson BankWatch. In the event of a split rating, the lowest rating will apply.

                           If a counter party is put on a negative credit watch by one of the rating agencies such that a downgrade would result in such counter party being rated at less than single A, trading must be suspended. Prior to entering into a Swap transaction an International Swap and Derivatives Association Master Agreement, 1992 version (ISDA 1992), must be executed with the counter party.

                           The maximum net exposure to any one counter party shall not exceed the amount the Investment Manager deems prudent in relation to the total Portfolio under management.

                           (f)      NO LEVERAGE:

                           At no time will the Portfolio be leveraged either through the use of partly-paids or the use of long futures or options positions without the Portfolio having sufficient cash or cash equivalents, defined as being of one year duration or less, to fund the securities expected to be delivered under the contract.

                           (g)      PROHIBITED INVESTMENTS:

                           Purchases in the following United States investments are prohibited:-

                                    (i)      Interests in partnerships or
                                             trusts;

                                    (ii)     Residual interests in real estate
                                             mortgage investment conduits
                                             ("REMIC's");

                                    (iii)    Any "pass through" certificate
                                             unless all underlying debt was
                                             issued on or after July 18, 1984;

                                    (iv)     Cash settlement options and
                                             forwards if no U.S. exchange traded
                                             future on the same property exists;

                                    (v)      Options and forwards on indices,
                                             which are not traded on U.S.
                                             exchanges;

                                    (vi)     Collateralized mortgage obligations
                                             (CMO's), unless issued with an
                                             opinion of counsel stating that
                                             such obligations will be considered
                                             debt for tax purposes;

                                    (vii)    United States real property
                                             interests, including equity in and
                                             convertible debt obligations of
                                             United States real property holding
                                             corporations the sale of which
                                             would be subject to U.S. tax;

                                    (viii)   Any tangible personal property;

                                    (ix)     Any debt obligation the interest on
                                             which does not qualify as
                                             "portfolio interest" or is
                                             otherwise subject to US.
                                             withholding tax;

                                    (x)      Any investment which does not
                                             qualify as a stock, security or
                                             commodity for purposes of Section
                                             864(b)(2) of the U.S. Internal
                                             Revenue Code of 1986, as amended;
                                             and

                                    (xi)     Uncovered option writing.

                           (h)      PROHIBITED TRANSACTIONS:

                           Entering into the following transactions in the United States is prohibited:-

                                    (i)      Repurchase agreements;

                                    (ii)     Swap agreements other than interest
                                             rate swaps used as hedges;

                                    (iii)    Loans; and

                                    (iv)     Trading in any investment which
                                             does not qualify as a stock,
                                             security or commodity for purposes
                                             of Section 864(b)(2) of the U.S.
                                             Internal Revenue Code of 1986, as
                                             amended

         D.       PERFORMANCE STANDARD

                  Performance will be measured over rolling three-year periods. The performance objectives for this Portfolio are:

                  (1) earn an annualized RISK-ADJUSTED TOTAL RETURN, net of investment management fees and trading costs, that exceeds the Benchmark Index. The risk-adjusted total return will be initially measured using the Modigliani & Modigliani ("M(2)") method using monthly data;

                  (2) earn an annualized total return, net of Investment management fees and trading costs, of 65 basis points or more over the Benchmark Index; and

         E.       DATA REQUIREMENTS

                  The following information must be provided to the Client:

                  1. A monthly report outlining the exposure created, and the rationale behind all futures, options and other derivative positions and trades is to be received by the 10th business day after the month end.

                  2. A quarterly report to include a summary of portfolio holdings and analytics on diversification and risk measures is to be received by the 10th business day after the quarter end.

                  3. A written confirmation from the Investment Manager confirming compliance with the investment Guidelines is to be received by the 10th business day after the quarter end.

                  4. The Investment Manager will also provide the Client with such other additional reporting information as will be reasonably requested from time to time by the Client.

         F.       PERSONNEL / STYLE

                  Continuity in personnel is vitally important to a successful investment management programme. It is understood that any change in "key" personnel, investment management philosophy, style or approach Will be discussed in detail with the Client.

         G.       TERMINATION

                  Reasons for termination may include, but are not limited to, the following:

                  1.       Not adhering to the stated Investment Guidelines.

                  2. Performance results consistently below the performance objectives.

                  3. Changes in personnel, structure, style, and/or approach, which might be deemed to affect the overall risk tolerance characteristics or reduce the potential return of the Portfolio.

         H.       INVESTMENT POLICY AMENDMENTS

                  If any item, guideline or constraint within this Statement of Investment Policy proves to be too restrictive in practice, it is the INVESTMENT MANAGER'S RESPONSIBILITY to prepare a modification and/or amendment to the specific item in writing for consideration by the Client.

         ACCEPTED AND AGREED THIS 10TH DAY OF APRIL, 2000.

         /s/ [ILLEGIBLE]
         --------------------------
         By:
         For: WESTERN ASSET MANAGEMENT COMPANY LIMITED

IN WITNESS WHEREOF this Security Agreement has been executed as a Deed by the parties on the date specified above.

EXECUTED AS A DEED BY              )
Anthony P. Shearer and             )
________________ for and           )
on behalf of                       )
OLD MUTUAL LIFE ASSURANCE          )
COMPANY LIMITED                    )           /s/ Anthony P. Shearer
                                               ---------------------------------
                                               Director

                                               /s/ not legible
                                               ---------------------------------
                                               Director/Company Secretary

EXECUTED AS A DEED BY              )
Paul S. Giordano and               )
Robert R. Lusardi for and          )
on behalf of                       )
XL MID OCEAN                       )
REINSURANCE LTD.                   )           /s/ Paul S. Giordano
                                               ---------------------------------
                                               Authorized Signatory

                                               /s/ Robert R. Lusardi
                                               ---------------------------------
                                               Authorized Signatory

                                       12